Exhibit 3.1


                           LIQUIDATING TRUST AGREEMENT


                                  BY AND AMONG


                                 THE TRANSFERORS


                             CLIFTON R. JESSUP, JR.,
                             AS LIQUIDATING TRUSTEE


                                PAUL D. CARLSON,
                                AS A BOARD MEMBER


                                STEPHEN L. CULP,
                                AS A BOARD MEMBER


                                 JOHN V. PRINCE,
                                AS A BOARD MEMBER


                                SHIRLEY C. WEAST,
                                AS A BOARD MEMBER

                                       AND

                               MARK E. WINKLEMAN,
                                AS A BOARD MEMBER



                                      DATED

                                JANUARY 22, 2001

                                TABLE OF CONTENTS


                                                                        Page No.
                                                                        --------

ARTICLE I DEFINITIONS......................................................    2

   SECTION 1.01   DEFINITIONS..............................................    2
   SECTION 1.02   RULES OF CONSTRUCTION....................................    5

ARTICLE II ORGANIZATION....................................................    6

   SECTION 2.01   NAME.....................................................    6
   SECTION 2.02   OFFICE...................................................    6
   SECTION 2.03   DECLARATION OF TRUST.....................................    6
   SECTION 2.04   APPOINTMENT OF LIQUIDATING TRUSTEE.......................    6
   SECTION 2.05   ACCEPTANCE OF TRUST......................................    6
   SECTION 2.06   TAX TREATMENT OF TRUST...................................    7
   SECTION 2.07   CONVEYANCE OF ASSETS AND VALUATION.......................    7
   SECTION 2.08   NATURE AND PURPOSE OF THE TRUST..........................    7
   SECTION 2.09   INCORPORATION OF PLAN....................................    8
   SECTION 2.10   STATUS OF LIQUIDATING TRUSTEE............................    8

ARTICLE III BENEFICIARIES..................................................    8

   SECTION 3.01   RIGHTS OF BENEFICIARIES..................................    8
   SECTION 3.02   LIMIT ON TRANSFER OF INTERESTS OF BENEFICIARIES..........    8
   SECTION 3.03   NO LEGAL TITLE IN BENEFICIARIES..........................    9
   SECTION 3.04   MEETINGS OF BENEFICIARIES................................    9

ARTICLE IV THE LIQUIDATING TRUSTEE.........................................   12

   SECTION 4.01   APPOINTMENT AND TENURE OF LIQUIDATING TRUSTEE............   12
   SECTION 4.02   TENURE, REMOVAL, AND REPLACEMENT OF THE LIQUIDATING
                   TRUSTEE.................................................   12
   SECTION 4.03   ACCEPTANCE OF APPOINTMENT BY SUCCESSOR LIQUIDATING
                   TRUSTEE.................................................   13
   SECTION 4.04   REGULAR MEETINGS OF THE LIQUIDATING TRUSTEE AND THE
                   LIQUIDATING TRUST BOARD.................................   13
   SECTION 4.05   SPECIAL MEETINGS OF THE LIQUIDATING TRUSTEE..............   13
   SECTION 4.06   NOTICE OF, AND WAIVER OF NOTICE FOR, LIQUIDATING TRUSTEE
                   AND LIQUIDATING TRUST BOARD.............................   14
   SECTION 4.07   LIQUIDATING TRUSTEE, MANNER OF ACTING....................   14
   SECTION 4.08   AUTHORITY................................................   14
   SECTION 4.09   APPROVAL OF LIQUIDATING TRUST BOARD AND BANKRUPTCY COURT.   17
   SECTION 4.10   DISPUTE RESOLUTION.......................................   18
   SECTION 4.11   REPORTING OF ASSET SALES.................................   18
   SECTION 4.12   AUTHORITY WITH RESPECT TO AVOIDANCE ACTIONS AND
                   LITIGATION CLAIMS.......................................   18
   SECTION 4.13   COMPENSATION AND REIMBURSEMENT OF LIQUIDATING TRUSTEE,
                   LIQUIDATING TRUST BOARD AND PROFESSIONALS...............   18
   SECTION 4.14   NO IMPLIED OBLIGATIONS...................................   19
   SECTION 4.15   UNKNOWN PROPERTY AND LIABILITIES.........................   19

ARTICLE V ADMINISTRATION OF THE TRUST......................................   19

   SECTION 5.01   DISTRIBUTIONS............................................   19
   SECTION 5.02   ACCOUNTS; ELIGIBLE INVESTMENTS...........................   19

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                                                                        Page No.
                                                                        --------

   SECTION 5.03   DEPOSITS INTO ACCOUNTS...................................   20
   SECTION 5.04   DISTRIBUTIONS FROM THE COLLECTION ACCOUNT................   21
   SECTION 5.05   DISTRIBUTIONS FROM THE DISTRIBUTION RESERVE..............   21
   SECTION 5.06   DISTRIBUTIONS TO THE HOLDERS OF ALLOWED INVESTOR CLAIMS..   21
   SECTION 5.07   DISTRIBUTION TO THE HOLDERS OF GENERAL UNSECURED CLAIMS..   23
   SECTION 5.08   DISTRIBUTIONS OF THE NET LITIGATION RECOVERY.............   23
   SECTION 5.09   DISTRIBUTIONS OF THE TRUST/IRA LITIGATION RECOVERY.......   23
   SECTION 5.10   DELIVERY OF DISTRIBUTIONS................................   23
   SECTION 5.11   OPERATING EXPENSES.......................................   24
   SECTION 5.12   FINAL DISTRIBUTION.......................................   24
   SECTION 5.13   DE MINIMIS DISTRIBUTIONS.................................   24
   SECTION 5.14   REPORTS..................................................   25
   SECTION 5.15   TAX AND OTHER REPORTS TO BENEFICIARIES...................   25
   SECTION 5.16   TAX RETURNS/TAX MATTERS..................................   25
   SECTION 5.17   ALLOCATIONS..............................................   26
   SECTION 5.18   LIMITATIONS ON LIQUIDATING TRUSTEE.......................   26
   SECTION 5.19   ABANDONMENT..............................................   26
   SECTION 5.20   FURTHER AUTHORIZATION....................................   26
   SECTION 5.21   PROTECTION OF PERSONS DEALING WITH THE LIQUIDATING
                   TRUSTEE.................................................   27

ARTICLE VI LIQUIDATING TRUST BOARD.........................................   27

   SECTION 6.01   LIQUIDATING TRUST BOARD..................................   27
   SECTION 6.02   MANNER OF ACTING.........................................   27
   SECTION 6.03   LIQUIDATING TRUST BOARD'S ACTION WITHOUT A MEETING.......   28
   SECTION 6.04   TENURE, REMOVAL, AND REPLACEMENT OF THE MEMBERS OF THE
                   LIQUIDATING TRUST BOARD.................................   28

ARTICLE VII DURATION OF TRUST..............................................   29

   SECTION 7.01   DURATION OF TRUST........................................   29
   SECTION 7.02   CONTINUANCE OF TRUST FOR WINDING UP......................   29

ARTICLE VIII INDEMNIFICATION; LIMITATIONS ON LIABILITY.....................   30

   SECTION 8.01   GENERAL INDEMNIFICATION..................................   30
   SECTION 8.02   NO RECOURSE..............................................   30
   SECTION 8.03   LIMITED LIABILITY........................................   31
   SECTION 8.04   NO LIABILITY FOR ACTS OF PREDECESSOR.....................   31
   SECTION 8.05   LIMITATION ON LIABILITY OF LIQUIDATING TRUST BOARD.......   31
   SECTION 8.06   EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS...............   31

ARTICLE IX MISCELLANEOUS PROVISIONS........................................   32

   SECTION 9.01   NOTICES..................................................   32
   SECTION 9.02   EFFECTIVENESS............................................   32
   SECTION 9.03   COUNTERPARTS.............................................   32
   SECTION 9.04   GOVERNING LAW............................................   33
   SECTION 9.05   SEVERABILITY OF PROVISIONS...............................   33
   SECTION 9.06   ENTIRE AGREEMENT.........................................   33
   SECTION 9.07   EFFECT OF DEATH, INCAPACITY OR BANKRUPTCY OF
                   BENEFICIARY.............................................   33
   SECTION 9.08   EFFECT OF TRUST ON THIRD PARTIES.........................   33
   SECTION 9.09   WAIVER...................................................   33
   SECTION 9.10   RELATIONSHIP CREATED.....................................   34
   SECTION 9.11   TAX IDENTIFICATION NUMBERS...............................   34
   SECTION 9.12   AMENDMENT OF TRUST AGREEMENT.............................   34

EXHIBITS
EXHIBIT A    PLAN
EXHIBIT B    CONFIRMATION ORDER

SCHEDULES
SCHEDULE 1   LIST OF CHAPTER 11 AFFILIATES

                           LIQUIDATING TRUST AGREEMENT

     This Liquidating Trust Agreement and Declaration of Trust (the "Trust Agreement") is entered into as of January 22, 2001, by and among the Debtors and the Non-Debtor Affiliates listed on the signature pages of this Trust Agreement, as transferors (the "Transferors"), Clifton R. Jessup, Jr., as trustee (the "Liquidating Trustee") and Paul D. Carlson, Stephen L. Culp, John V. Prince, Shirley C. Weast, and Mark E. Winkleman, as members of the Liquidating Trust Board appointed pursuant to the Plan (the "Liquidating Trust Board").

                                    RECITALS

     A. On November 9, 1999, Baptist Foundation of Arizona ("BFA"), Arizona Southern Baptist New Church Ventures, Inc. ("NCV"), A.L.O., Inc. ("ALO"), E.V.I.G., Inc. ("EVIG"), and their subsidiaries and affiliates that are listed on Schedule 1 attached hereto (the "Chapter 11 Affiliates" and, together with BFA, NCV, ALO and EVIG, the "Debtors") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Arizona (the "Bankruptcy Court"). The Chapter 11 cases are being jointly administered under Case No. 99-13275-PHX-GBN (the "Chapter 11 Cases").

     B. On September 25, 2000, the Debtors filed in the Chapter 11 Cases their "Joint Plan of Reorganization of the Debtors under Chapter 11 of the Bankruptcy Code" (hereinafter referred to together with any and all Bankruptcy Court approved amendments, as the "Plan"). The Bankruptcy Court entered its Order confirming the Plan (the "Confirmation Order") on December 22, 2000. Copies of the Plan and the Confirmation Order are attached hereto as Exhibit "A" and "B" respectively, and are by this reference incorporated herein.

     C. Pursuant to the Plan, the Debtors have been substantively consolidated with and into BFA pursuant to the Confirmation Order, and in accordance with the Plan, the Non-Debtor Affiliates will transfer their Assets to the Trust.

     D. The Plan provides for the creation of a liquidating trust which will (i) receive from the Debtors and Non-Debtor Affiliates all of their respective Assets transferred pursuant to the Plan, (ii) hold the Assets of the Debtors and Non-Debtor Affiliates (except as may otherwise be provided under the Plan) in trust for the benefit of all Beneficiaries and (iii) oversee and direct the liquidation of the Trust Assets held by it and by the Platform Subsidiaries for the benefit of the Beneficiaries pursuant to the terms of the Plan and this Trust Agreement. This Trust Agreement is executed to establish the Trust and to facilitate implementation of the Plan.

     E. The primary purpose of the Trust is to (i) oversee and direct the liquidation the Trust Assets for the benefit of the Beneficiaries in accordance with Treasury Regulation Section 301.7701-4(d) and (ii) distribute any proceeds of the Trust Assets received by the Trust to the Beneficiaries. The Trust will not be operated with the objective of continuing or engaging in the conduct of a trade or business, except to the extent reasonably necessary to preserve or enhance the liquidation value of the Trust Assets, and consistent with the liquidating purpose of the Trust.

     F. This Trust is intended to qualify as a "grantor trust" for federal income tax purposes and the Liquidating Trustee shall operate and maintain the Trust in compliance with the guidelines for liquidating trusts as set forth in Internal Revenue Service Revenue Procedure 94-45, 1994-2 C.B. 684, and Treasury

Regulation   Section   1.671-4(a)  and  all  subsequent   guidelines   regarding
liquidating trusts issued by the Internal Revenue Service.

                                    ARTICLE I
                                   DEFINITIONS

     Section 1.01 DEFINITIONS. For purposes of this Trust Agreement, unless the context otherwise requires, the following terms will have the definitions indicated below, all of which definitions are substantive terms of this Trust Agreement. Capitalized terms used in this Trust Agreement that are not otherwise defined herein have the meanings ascribed to them in the Plan or in the Bankruptcy Code, as appropriate. Defined terms include, as appropriate, all genders and the plural as well as the singular.

     "Accounts" means the Collection Account, the Litigation Account, the Trust/IRA Account, the Distribution Reserve and the Holding Account.

     "Assets" means each and every item of property and interests of the Debtors and the Non-Debtor Affiliates as of the Effective Date, whether tangible or intangible, real or personal, legal or equitable, liquidated or unliquidated, including, without limitation: (a) Cash; (b) any amounts owed to one or more of the Debtors and Non-Debtor Affiliates, including accounts receivable and contract rights; (c) all of the Debtors' and Non-Debtor Affiliates' books and records; (d) all contracts, agreements, licenses and leases of the Debtors and Non-Debtor Affiliates; and (e) any Avoidance Actions, Litigation Claims and rights under any D&O Policy.

     "Beneficiaries" means the holders of Claims that are Allowed Claims and their permitted transferees as the same shall appear in the records of the Liquidating Trustee, from time to time; provided, however, that upon the payment in full in accordance with the Plan of the holder of an Allowed Claim (other than a holder of an Allowed Investor Claims), such holder shall cease to be a Beneficiary of the Trust.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which national banking associations or state banking institutions in New York, New York, Phoenix, Arizona or the city in which the Corporate Trust Office of the Liquidating Trustee is located are authorized or obligated by law or executive order or governmental decree to be closed.

     "Cause" means a termination of the Liquidating Trustee or a member of the Liquidating Trust Board which is a result of (i) such person's felony conviction, (ii) such person's continued action or conduct that impedes or impairs the effective operation and management of the Trust or (iii) such person's willful and continued failure to substantially perform its duties in accordance with the Trust Agreement (other than any such failure resulting from such person's incapacity due to physical or mental illness or any such actual or anticipated failure resulting from a resignation by such person) after written demand for substantial performance is delivered to such person by the Liquidating Trust Board or the Liquidating Trustee, which demand specifically identifies the manner in which the Liquidating Trust Board or the Liquidating Trustee believes that such person has not substantially performed or will be unable to substantially perform his/her duties, and which performance is not substantially corrected by such person within ten (10) days of receipt of such demand. For purposes of the previous sentence, no act or failure to act on the Liquidating Trustee's or a member of the Liquidating Trust Board's part shall be deemed "willful" unless done, or omitted to be done, by such person not in good faith and without reasonable belief that such person's action or omission was in the best interest of the Trust.

     "Collection   Account"  has  the  meaning   ascribed   thereto  in  Section
5.02(a)(i).

     "Corporate Trust Office" means 1313 East Osborn Road, Suite 250, Phoenix, Arizona 85014.

     "Distribution Date" means the last Business Day of each calendar quarter; PROVIDED, HOWEVER, that a Distribution Date will not be deemed to occur on any day on which there is less than $5,000,000 in Net Distributable Cash except on the Final Distribution Date; PROVIDED, FURTHER, that the Liquidating Trustee may in its sole discretion make distributions in addition to, or in lieu of, distributions to be made on each Distribution Date.

     "Distribution   Reserve"  has  the  meaning  ascribed  thereto  in  Section
5.02(a)(iv).

     "Eligible Institution" means a depository institution organized under the laws of the United States of America or any one of its states or the District of Columbia, the deposits in which are insured by the Federal Deposit Insurance Corporation and that maintains a short-term unsecured debt rating of at least "A-1" by S&P or "P-1" by Moody's. Notwithstanding the foregoing, an institution that has corporate trust powers and that maintains the Collection Account or any other account maintained for the benefit of the Beneficiaries as a fully segregated trust account with the trust department of the institution shall not be required to meet the foregoing rating requirements and need only maintain a long-term unsecured debt rating of at least "Baa3" by Moody's or at least "BBB-" by S&P.

     "Eligible Investments" means book-entry securities entered on the books of the applicable registrar and held in the name of the Liquidating Trustee or its nominee and negotiable instruments or securities represented by instruments in bearer or registered form (registered in the name of the Liquidating Trustee or its nominee) that evidence:

          (a) direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America or any agency thereof;

          (b) certificates of deposit (having original maturities of no more than 270 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any one of its states (or domestic branches of foreign banks), subject to supervision and examination by federal or state banking or depository institution authorities, and having, at the time of the Trust's investment or contractual commitment to invest therein, the highest short-term unsecured debt rating from either S&P or Moody's;

          (c)  commercial paper (having original  maturities of no more than 270 days) having, at the time of the Trust's investment or contractual commitment to invest therein, the highest short-term rating from either S&P or Moody's;

          (d) notes (having original maturities of no more than 270 days) issued by any depository institution or trust company described in clause (b) above;

          (e) except for the Collection Account, bank time deposit and demand deposit accounts (having original maturities of no more than 270 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any one of its states (or domestic branches of foreign banks), subject to supervision and examination by federal or state banking or depository institution authorities, and having, at the time of the Issuer's investment or contractual commitment to invest therein, the highest short-term unsecured debt rating from either S&P or Moody's; or

          (f) shares of entities (rated at least "AAAm" by S&P or at least "Aaa" by Moody's), commonly known as "money market" mutual funds or investment funds, the assets of which consist solely of the types of investments described in clauses (a) through (e) above.

     Notwithstanding the foregoing, securities that meet the following criteria are not Eligible Investments: (a) any security to which S&P has attached the symbol "r" in its rating and (b) any security that contains a noncredit risk that the symbol "r" was intended to highlight, whether or not the security is rated.

     "Exchange Act" means the United State Securities Exchange Act of 1934, as amended.

     "Final Decree" has the meaning ascribed thereto in Section 7.01.

     "Final Distribution Date" means the Distribution Date on which the Liquidating Trustee distributes the remaining proceeds of the Trust Assets immediately prior to the dissolution of the Trust.

     "Fiscal Year" means the calendar year which, unless otherwise provided by the Liquidating Trustee, will be the Trust's tax and accounting reporting period.

     "Holding Account" has the meaning ascribed thereto in Section 5.02(a)(v).

     "Independent Board Member" shall mean an individual who is not and has never been:

          (a) a director, officer, partner or employee of the Debtors, the Non-Debtor Affiliates or any of their respective Affiliates, or

          (b) a stockholder (whether direct, indirect or beneficial) of the Debtors, the Non-Debtor Affiliates or any of their respective Affiliates, or

          (c) a customer, supplier or independent contractor of the Debtors, the Non-Debtor Affiliates or any of their respective Affiliates, or

          (d) a holder of a Claim against any of the Debtors, the Non-Debtor Affiliates or any of their respective Affiliates, or

          (e) a person related by blood, not closer than second cousin, or marriage to any of the persons described above.

     "Litigation   Account"  has  the  meaning   ascribed   thereto  in  Section
5.02(a)(ii).

     "Moody's" means Moody's Investors Service, Inc.

     "Person" means an individual, corporation, business trust, partnership, joint venture, association, joint stock company, limited liability company, trust, entity or unincorporated association.

     "Record Date" means the fifteenth Business Day preceding each Distribution Date.

     "Register" has the meaning ascribed thereto in Section 3.02(a).

     "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies.

     "Transfer Agent and Registrar" has the meaning ascribed thereto in Section 3.02(a).

     "Transfer Date" means the Business Day immediately preceding the last Business Day of each calendar quarter.

     "Trust" means the trust created pursuant to this Trust Agreement in accordance with the Plan.

     "Trust Assets" means (i) the capital stock or other interests of the Platform Subsidiaries transferred to the Trust, (ii) the membership interests or capital stock transferred to the Trust from time to time by any entity formed by the Trust, the Transferors or the Platform Subsidiaries at the direction of the Liquidating Trustee, (iii) the Assets from time to time transferred to the Trust, (iv) such additional or different corpus as the Liquidating Trustee may from time to time hold in trust or receive on behalf of the Beneficiaries of the Trust, (v) the Litigation Claims, (vi) the Avoidance Actions and (vii) all proceeds of the foregoing (including, without limitation, "proceeds" as defined in the Uniform Commercial Code).

     "Trust/IRA   Account"   has  the  meaning   ascribed   thereto  in  Section
5.02(a)(iii).

     Section 1.02 RULES OF CONSTRUCTION.

     Except as otherwise expressly provided in this Trust Agreement or unless the context otherwise clearly requires:

          (a) References to designated articles, sections, and other subdivisions of this Trust Agreement, such as "Section 6.12 (a)", refer to the designated article, section, or other subdivision of this Trust Agreement as a whole and to all subdivisions of the designated article, section, or other subdivision. The words "herein," "hereof," "hereto," "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular article, section or other subdivision of this Trust Agreement.

          (b) Any term that relates to a document or a statute, rule, or regulation includes any amendments, modifications, supplements or any other changes that may have occurred since the document, statute, rule, or regulation came into being, including changes that occur after the date of this Trust Agreement.

          (c) Any party may execute any of the requirements under this Trust Agreement either directly or through others, and the right to cause something to be done rather than doing it directly shall be implicit in every requirement under this Trust Agreement. Unless a provision is restricted as to time or limited as to frequency, all provisions under this Trust Agreement are implicitly available from time to time.

          (d) The term "including" and all its variations mean "including but not limited to." Except when used in conjunction with the word "either," the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both," not "either A or B but not both").

          (e) All accounting terms used in an accounting context and not otherwise defined shall be construed in accordance with generally accepted accounting principles.

          (f) In the computation of a period of time from a specified date to a later specified date or an open-ended period, the word "from" means "from and including" and the words "to" or "until" mean "to but excluding." Likewise, in setting deadlines or other periods, "by" means "on or before," and "after" means "from and after."

     All terms defined in this Trust Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                                   ARTICLE II
                                  ORGANIZATION

     Section 2.01 NAME.

     This Trust shall be known as "BFA Liquidation Trust", in which name the Liquidating Trustee may issue securities and otherwise conduct the affairs of the Trust.

     Section 2.02 OFFICE.

     The office of the Trust shall be in care of the Liquidating Trustee at its Corporate Trust Office or at any other address in the State of Arizona that the Liquidating Trustee may designate by written notice to the Beneficiaries.

     Section 2.03 DECLARATION OF TRUST.

     For good and valuable consideration, the receipt of which is hereby acknowledged by the undersigned, and pursuant to the terms of the Plan, the Transferors execute this Trust Agreement and, subject to the provisions of
Section 2.06 below, irrevocably transfer, absolutely assign, convey, set over, and deliver to the Liquidating Trustee, and its successors and assigns, all of their right, title and interest in and to the Assets transferred pursuant to the Plan in trust to and for the benefit of the Beneficiaries for the uses and purposes stated herein and in the Plan, except as may otherwise be specifically provided by the Plan. Effective as of the date hereof, the Liquidating Trustee shall have all the rights, powers and duties set forth herein and pursuant to applicable law for accomplishing the purposes of the Trust. The Liquidating Trustee is hereby authorized to file with the Secretary of State of the State of Arizona any documents necessary to establish the Trust.

     Section 2.04 APPOINTMENT OF LIQUIDATING TRUSTEE.

     The Liquidating Trustee is hereby appointed as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

     Section 2.05 ACCEPTANCE OF TRUST.

     The Liquidating Trustee accepts the Assets and agrees to hold and administer the Trust Assets for the benefit of the Beneficiaries subject to the terms and conditions of this Trust Agreement and the Plan.

     Section 2.06 TAX TREATMENT OF TRUST.

     For United States federal and applicable state income tax purposes, the transfer of the Assets to the Trust pursuant to and in accordance with the Plan shall be reported as a disposition of the Assets directly to and for the benefit of the Beneficiaries immediately followed by a contribution of the Assets by the Beneficiaries to the Trust for the benefit of the Beneficiaries. The Beneficiaries will be treated as the grantors and owners of the Trust.

     Section 2.07 CONVEYANCE OF ASSETS AND VALUATION.

     Except as otherwise provided by the Plan or this Trust Agreement, upon the Effective Date of the Plan, title to the Assets shall pass to the Trust free and clear of all Claims and Interests in accordance with Section 1141 of the Bankruptcy Code. The valuation of the Assets approved by the Bankruptcy Court as part of the confirmation process shall be consistently used by the Liquidating Trustee and the Beneficiaries for all United States federal and applicable state income tax reporting purposes but shall not limit the Liquidating Trustee in regard to pricing the Assets in conjunction with their sale.

     Section 2.08 NATURE AND PURPOSE OF THE TRUST.

          (a) PURPOSE. The Trust is a liquidating trust pursuant to which the Liquidating Trustee is to (i) hold the Trust Assets and dispose of the same in accordance with this Trust Agreement and the Plan in accordance with Treasury Regulation Section 301.7701-4(d) and (ii) oversee and direct the liquidation of the Trust Assets. Accordingly, the primary purpose of the Trust is to liquidate the Assets transferred to it with no objective to continue or engage in the conduct of a trade or business, except to the extent reasonably necessary to preserve or enhance the liquidation value of the Trust Assets, and consistent with, the liquidating purpose of the Trust.

          (b) MANNER OF ACTING.  The  Liquidating  Trustee  and the  Liquidating
Trust Board shall oversee the liquidation of the Trust Assets in a cost-effective manner in a reasonable time, with due regard for the risk that undue haste may minimize the liquidation proceeds of a particular Trust Asset. The Liquidating Trustee and the Liquidating Trust Board shall make continuing efforts to dispose of the Trust Assets, make timely distributions and not unduly prolong the duration of the Trust. In overseeing the selling of the Trust Assets, or otherwise monetizing them, the Liquidating Trustee and the Liquidating Trust Board will use their best efforts to maximize the amount of the proceeds derived therefrom. The liquidation of the Trust Assets may be accomplished either through the prosecution, compromise and settlement, abandonment or dismissal of any or all claims, rights or causes of action, or otherwise subject to the terms of the Plan. Notwithstanding anything to the contrary contained herein, the Trust shall not be permitted to receive or retain cash or cash equivalents in excess of a reasonable amount to: (i) meet all distributions, Claims and contingent liabilities; (ii) establish such reserves as provided herein and in the Plan; or (iii) preserve or enhance the liquidation value of the Trust Assets during the term of the Trust.

          (c) RELATIONSHIP. This Trust Agreement is intended to create a trust and a trust relationship and to be governed and construed in all respects as a trust. The Trust is not intended to be, and shall not be deemed to be or treated as, a general partnership, limited partnership, joint venture, corporation, joint stock company or association, nor shall the Liquidating Trustee or Beneficiaries, or any of them, for any purpose be, or be deemed to be or treated in any way whatsoever to be, liable or responsible hereunder as partners or joint venturers. The relationship of the Beneficiaries to the Liquidating Trustee shall be solely that of beneficiaries of a trust and shall not be deemed a principal or agency relationship, and their rights shall be limited to those conferred upon them by this Trust Agreement.

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     Section 2.09 INCORPORATION OF PLAN.

     The Plan is hereby incorporated into this Trust Agreement and made a part hereof by this reference; PROVIDED, HOWEVER, that in the event of any conflict between the terms of the Plan and this Trust Agreement, the terms of the Plan will control and govern.

     Section 2.10 STATUS OF LIQUIDATING TRUSTEE.

     The Liquidating Trustee will directly and indirectly be the representative of the Debtors' Estates as that term is used in Section 1123(b)(3)(B) of the Bankruptcy Code and will have the rights and powers provided for in the Bankruptcy Code, including Section 1107 thereof, in addition to any rights and powers granted in this Trust Agreement and in the Plan. The Liquidating Trustee will be the successor-in-interest to the Debtors and Non-Debtor Affiliates with respect to any action which was or could have been commenced by the Debtors and the Non-Debtor Affiliates prior to the Effective Date and shall be deemed substituted for the same as the party in such litigation. All actions, claims, rights or interests constituting Trust Assets, are preserved and retained and may be enforced by the Liquidating Trustee as the representative of the Debtors' Estates pursuant to Section 1123(b)(3)(B) of the Bankruptcy Code. The Liquidating Trustee will be a party-in-interest as to all matters over which the Bankruptcy Court has jurisdiction or retains jurisdiction under the Plan.

                                   ARTICLE III
                                  BENEFICIARIES

     Section 3.01 RIGHTS OF BENEFICIARIES.

     Each Beneficiary will be entitled to participate in the rights due to a Beneficiary hereunder. Each Beneficiary shall take and hold its uncertificated beneficial interest subject to all of the terms and provisions of this Trust Agreement and the Plan. The interest of a Beneficiary of the Trust is in all respects personal property, and upon the death, insolvency or incapacity of an individual Beneficiary, such Beneficiary's interest shall pass to the legal representative of such Beneficiary and such death, insolvency or incapacity shall not terminate or affect the validity of this Trust Agreement. A Beneficiary shall have no title to, right to, possession of, management of, or control of, the Trust Assets except as herein expressly provided. No surviving spouse, heir or devisee of any deceased Beneficiary shall have any right of dower, homestead, or inheritance, or of partition, or any other right, statutory or otherwise, in the Trust Assets, but the whole title to all the Trust Assets shall be vested in the Liquidating Trustee and the sole interest of the Beneficiaries shall be the rights and benefits given to such persons under this Trust Agreement.

     Section 3.02 LIMIT ON TRANSFER OF INTERESTS OF BENEFICIARIES.

          (a) The interest of a Beneficiary in the Trust shall be transferable as provided in the Plan, subject to any reasonable limitations that may be placed thereon by the Liquidating Trustee. The Liquidating Trustee shall cause to be kept a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, a transfer agent and registrar (the "Transfer Agent and Registrar") shall provide for the registration of the beneficial interests of the Beneficiaries. The Transfer Agent and Registrar shall initially be the Trust, and the Register shall initially be kept at the Corporate Trust Office. Unless the context requires otherwise, any reference in this Trust Agreement to the Transfer Agent and Registrar shall include any co-transfer agent and registrar appointed by the Liquidating Trustee.

          (b) The Transfer Agent and Registrar shall be permitted to resign upon 30 days' written notice to the Liquidating Trustee; PROVIDED, HOWEVER, that such resignation shall not be effective and the Transfer Agent and Registrar shall continue to perform its duties as Transfer Agent and Registrar until the Liquidating Trustee has appointed a successor Transfer Agent and Registrar.

          (c) Prior to any intended transfer, assignment, hypothecation, pledge, exchange or conveyance of a beneficial interest in the Trust, the transferring Beneficiary shall submit to the Transfer Agent and Registrar a duly endorsed assignment together with the specified transfer fee. No such transfer shall be effected until, and the transferee shall succeed to the rights of a Beneficiary only upon, final acceptance and registration of the Transfer by the Transfer Agent and Registrar in the Register. Prior to the registration of any transfer by a Beneficiary, the Liquidating Trustee shall treat the person in whose name the beneficial interest is registered as the owner for all purposes, and the Liquidating Trustee shall not be affected by notice to the contrary. When a request to register the transfer of a beneficial interest is presented to the Transfer Agent and Registrar, the Transfer Agent and Registrar shall register the transfer or make the exchange as requested if its requirements for the transaction are met. A service charge shall be payable by a Beneficiary for any registration of transfer of a beneficial interest, and the Liquidating Trustee shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed on any transfer of a beneficial interest. Failure of any Beneficiary to comply with these provisions shall void any transfer of the related beneficial interest, and the proposed transferee shall have no rights under this Trust Agreement. Upon the transfer of a transferring Beneficiary's beneficial interest in the Trust as evidenced by the Register, such transferring Beneficiary shall have no further right, title or interest in the Trust Assets or the Trust.

     Section 3.03 NO LEGAL TITLE IN BENEFICIARIES.

     No Beneficiary shall have legal title to any part of the Trust Assets. No transfer by operation of law or otherwise, of the right, title and interest of any Beneficiary in and to the Trust Assets or hereunder shall operate to terminate this Trust or entitle any successor or transferee of such Beneficiary to an accounting or to the transfer to it of legal title to any part of the Trust Assets.

     Section 3.04 MEETINGS OF BENEFICIARIES.

     In the event  that a vote of the  Beneficiaries  is  required  pursuant  to
Section 6.04(e) or any other provision of the Trust Agreement or the Plan the following provisions shall apply:

          (a) MEETING. Meetings of the Beneficiaries may be held whenever and wherever called for by the Liquidating Trustee.

          (b) NOTICES. Not less than ten (10) nor more than fifty (50) days (inclusive of the date of meeting) before the date of any meeting of the Beneficiaries and at the discretion of the person or persons calling the meeting, the Liquidating Trustee will cause a written notice setting forth the time, place and general purposes of the meeting to be deposited in the mail with postage prepaid, addressed to each Beneficiary listed in the Register at his last address as it then, or on the applicable record date, appears in the Register. Any Beneficiary may waive call or notice of any annual or special meeting (and any adjournment thereof) at any time before, during or after it is held. Attendance of a Beneficiary at any such meeting in person or by proxy will automatically evidence his waiver of call and notice of such meeting (and any adjournment thereof) unless he or his proxy is attending the meeting for the express purpose of objecting to the transaction of business thereat because it has not been properly called or noticed. No call or notice of a meeting of the Beneficiaries will be necessary if each of them waives the same in writing or by attendance as aforesaid.

          (c) BENEFICIARIES OF RECORD. For the purpose of determining Beneficiaries entitled to notice of or to vote at any meeting of Beneficiaries (and at any adjournment thereof), or Beneficiaries entitled to express written consent to corporate action without a meeting, or Beneficiaries entitled to receive payment of any dividend, or in order to make a determination of Beneficiaries for any other lawful action, the Liquidating Trustee may fix in advance a record date which shall not be more than sixty (60) nor less than ten
(10) days before the date of such meeting, nor more than sixty (60) nor less than ten (10) days prior to such other action.

     If no record date is fixed for determining Beneficiaries entitled to notice of or to vote at a meeting of Beneficiaries, the record date shall be at four o'clock (4:00) in the afternoon on the day before the day on which notice is given or, if notice is waived, at the commencement of the meeting. If no record date is fixed for determining Beneficiaries entitled to express written consent to corporate action without meeting, the record date shall be the time of the day on which the first written consent is served upon the Liquidating Trustee.

     A determination of Beneficiaries of record entitled to notice of or to vote at a meeting of Beneficiaries shall apply to any adjournment of the meeting; provided however, that the Liquidating Trustee may fix a new record date for the adjourned meeting and further provided that the adjournment or adjournments of any such meeting do not exceed thirty (30) days in the aggregate.

          (d) VOTING RECORD. The Liquidating Trustee shall make a complete record of the Beneficiaries entitled to vote at a meeting of the Beneficiaries (and at any adjournment thereof), arranged in alphabetical order, with the address and Pro Rata share of Allowed Claims (of all Beneficiaries) of each Beneficiary. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any Beneficiary during the whole time of the meeting for the purposes thereof.

          (e) PROXIES. Any Beneficiary entitled to vote thereat may vote by proxy at any meeting of the Beneficiaries (and at any adjournment thereof) which is specified in such proxy, provided that his proxy is executed in writing by him or his duly authorized attorney-in-fact. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy. The burden of proving the validity of any proxy undated, irrevocable or otherwise contested at any such meeting of the Beneficiaries will rest with the person seeking to exercise the same. A telegram or cablegram appearing to have been transmitted by a Beneficiary or by his duly authorized attorney-in-fact may be accepted as a sufficiently written and executed proxy.

          (f) VOTING. Except as may otherwise be required by applicable law, each Beneficiary represented at any meeting of the Beneficiaries in person or by a proxy given as provided in Section 3.04(e) above, will be entitled to a number of votes equal to such Beneficiary's Pro Rata share of Allowed Claims of all Beneficiaries. Any question submitted to the Beneficiaries will be resolved by a majority of the votes cast thereon provided that such votes constitute a majority of the quorum of the particular meeting, whether or not such quorum is then present. The voting will be by ballot on any question as to which begins, by any person entitled to vote on such question; otherwise, a voice vote will suffice. No ballot or change of vote will be accepted after the polls have been declared closed following the ending of the announced time for voting.

          (g) VOTING OF INTERESTS BY CERTAIN BENEFICIARIES. A beneficial interest held by a corporation may be voted by such corporation's officer, agent or proxy as its Bylaws may prescribe or, in the absence of such a bylaw provision, by any other person designated by resolution of its board of directors and such officer, agent or other person so designated may vote such corporation's beneficial interest in person or by proxy appointed by him.

     A beneficial interest held by an administrator, executor, guardian or conservator may be voted by such representative, either in person or by proxy, without a transfer of such beneficial interest into his name. A beneficial interest standing in the name of a trustee, other than a trustee in bankruptcy, may be voted by such representative, either in person or by proxy.

     A beneficial interest outstanding in the name of a receiver, trustee in bankruptcy or assignee for the benefit of creditors may be voted by such representative, either in person or by proxy. A beneficial interest held by or under the control of such a receiver or trustee may be voted by such receiver or trustee, either in person or by proxy, without the transfer thereof into his name, if authority to do so be contained in an appropriate order of the court by which such receiver or trustee was appointed.

     A Beneficiary whose beneficial interest is pledged shall be entitled to vote until the beneficial interest has been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the beneficial interest so transferred.

     If a beneficial interest stands in the name of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or tenants by community property or otherwise, or if two
(2) or more persons have the same fiduciary relationship respecting the same beneficial interest, unless the Liquidating Trustee is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

     (1) If only one votes, his act binds; (2) If more than one votes, the act of the majority so voting binds all; and (3) If more than one votes, but the vote is evenly split on any particular matter, each faction may vote the beneficial interest in question proportionally.

     A beneficial interest registered in the name of a married woman but not also registered in the name of her husband with such a designation of the mutual relationship noted in the Register, may be voted and all rights incident thereto may be exercised in the same manner as if she were unmarried.

     Beneficial interests belonging to the Trust or to another corporation, if a majority of the beneficial interests entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Trust, shall neither be entitled to vote nor counted for quorum purposes. Nothing, in this section shall be construed as limited the right of the Trust to vote its own beneficial interests held by it in a fiduciary capacity.

          (h) QUORUM. At any meeting of the Beneficiaries, the presence in person or by proxy of the holders of a majority in number of all outstanding beneficial interests in the Trust will constitute a quorum of the Beneficiaries for all purposes. In the absence of a quorum, any meeting may be adjourned from time to time (but not exceeding thirty (30) days in the aggregate) by the Liquidating Trustee until a quorum is formed without notice by announcement at the meeting, or with notice pursuant to Section 3.04(b) above, if a new record date is fixed for the adjourned meeting. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. The Beneficiaries present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal or temporary absence of enough Beneficiaries to leave less than a quorum.

          (i) ORGANIZATION AND CONDUCT OF MEETINGS. Each meeting of the Beneficiaries will be called to order and thereafter chaired by the Liquidating Trustee. The Liquidating Trustee or his representative will act as secretary of each meeting of the Beneficiaries. After calling a meeting to order, the Liquidating Trustee may require the registration of all Beneficiaries intending to vote in person, and the filing of all proxies with the Liquidating Trustee. After the announced time for such filing of proxies has ended, no further proxies or changes, substitutions or revocations, of proxies will be accepted. Absent a showing of bad faith on his part, the Liquidating Trustee will, among other things, have absolute authority to fix the period of time allowed for the registration of Beneficiaries and the filing of proxies, to determine the order of business to be conducted at such meeting and to establish reasonable rules for expediting the business of the meeting (including any informal or question and answer portions thereof).

          (j) INFORMALITIES AND IRREGULARITIES. All informalities or irregularities in any call or notice of a meeting of the Beneficiaries, or in the areas of credentials, proxies, quorums, voting and similar matters, will be deemed waived if no objection is made at the meeting.

          (k) ACTION BY BENEFICIARIES WITHOUT A MEETING. Any action required or permitted to be taken at a meeting of the Beneficiaries of the Trust may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the Beneficiaries entitled to vote with respect to the subject matter thereof. Such consent shall have the same effect as a unanimous vote of the Beneficiaries of the Trust.

                                   ARTICLE IV
                             THE LIQUIDATING TRUSTEE

     Section 4.01 APPOINTMENT AND TENURE OF LIQUIDATING TRUSTEE.

     The Liquidating Trustee will initially be appointed by the Restructuring Committee and the Committees. The Liquidating Trustee shall be subject to approval by the Bankruptcy Court as part of the Confirmation Hearing. The Liquidating Trustee shall serve as trustee until his or her successor shall have been appointed in accordance with Section 4.02 or until resignation, death or removal.

     Section 4.02 TENURE, REMOVAL, AND REPLACEMENT OF THE LIQUIDATING TRUSTEE.

     Subject to the provisions of Section 4.01 above, the authority of the Liquidating Trustee will be effective as of the Effective Date and will remain and continue in full force and effect until all of the Assets are liquidated in accordance with the Plan, the Net Distributable Cash has been completely distributed in accordance with the provisions of the Plan, all tax returns and any other filings or reports have been filed with the appropriate state or federal regulatory authorities, and the Order closing the Chapter 11 Cases is a Final Order. The service of the Liquidating Trustee will be subject to the following:

          (a) The Liquidating Trustee will serve until death, resignation pursuant to subsection (b) below, or removal pursuant to subsection (c) below;

          (b) The Liquidating Trustee may resign at any time by providing a written notice of resignation to the Liquidating Trust Board and the Bankruptcy Court. Such resignation will be effective when a successor is appointed as provided herein;

          (c) The Liquidating Trustee may be removed by resolution of the Liquidating Trust Board for any reason, including Cause which shall be effective upon approval by the Bankruptcy Court; PROVIDED, HOWEVER, that the Bankruptcy Court shall retain jurisdiction to remove and replace the Liquidating Trustee;

          (d) In the event of a vacancy in the position of the Liquidating Trustee (whether by removal, death or resignation), the vacancy will be filled by the appointment of a successor Liquidating Trustee by resolution of the Liquidating Trust Board which shall be effective upon approval by the Bankruptcy Court. Furthermore, the appointment of the successor Liquidating Trustee will be evidenced by the filing with the Bankruptcy Court of a notice of appointment, which notice will include the name, address, and telephone number of the successor Liquidating Trustee;

          (e) Immediately upon appointment of any successor Liquidating Trustee, all rights, powers, duties, authority, and privileges of the predecessor Liquidating Trustee hereunder will be vested in and undertaken by the successor Liquidating Trustee without any further act; and the successor Liquidating Trustee will not be liable personally for any act or omission of the predecessor Liquidating Trustee; and

          (f) Upon the resignation of the Liquidating Trustee and the appointment of a successor, the resigning Liquidating Trustee will, if applicable, convey, transfer, and set over to the successor by appropriate instrument or instruments all of the funds, if any, then unconveyed or otherwise undisposed of and all other assets then in its possession and held hereunder.

     Section 4.03 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR LIQUIDATING TRUSTEE.

     Any successor Liquidating Trustee appointed hereunder shall execute an instrument accepting such appointment and assuming all of the obligations of the retiring Liquidating Trustee hereunder and thereupon the successor Liquidating Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts, and duties of its predecessor in the Trust hereunder with like effect as if originally named herein; but the retiring Liquidating Trustee nevertheless shall, if applicable, when requested in writing by the successor Liquidating Trustee, execute and deliver an instrument or instruments conveying and transferring to such successor Liquidating Trustee upon the trust herein expressed, all the estates, properties, rights, powers and trusts of such retiring Liquidating Trustee, and shall duly assign, transfer, and deliver to such successor Liquidating Trustee all property and money held hereunder.

     Section  4.04  REGULAR   MEETINGS  OF  THE  LIQUIDATING   TRUSTEE  AND  THE
LIQUIDATING TRUST BOARD.

     Meetings of the Liquidating Trustee and the Liquidating Trust Board are to be held with such frequency and at such place as the Liquidating Trustee and the Liquidating Trust Board may determine in their sole discretion, but in no event shall such meetings be held less frequently than annually.

     Section 4.05 SPECIAL MEETINGS OF THE LIQUIDATING TRUSTEE.

     Special meetings of the Liquidating Trustee and the Liquidating Trust Board may be held whenever and wherever called for either by the Liquidating Trustee or the Liquidating Trust Board.

     Section 4.06 NOTICE OF, AND WAIVER OF NOTICE FOR, LIQUIDATING TRUSTEE AND LIQUIDATING TRUST BOARD.

     Notice of the time and place (but not necessarily the purpose or all of the purposes) of any regular or special meeting will be given to the Liquidating Trustee and the members of the Liquidating Trust Board in person or by telephone, or via mail or facsimile transmission. Notice to the Liquidating Trustee and the members of the Liquidating Trust Board of any such special meeting will be deemed given sufficiently in advance when (i) if given by mail, the same is deposited in the United States mail at least ten (10) days before the meeting date, with postage thereon prepaid, (ii) if given by facsimile transmission, the same is transmitted at least 24 hours prior to the convening of the meeting, (iii) if given by e-mail, the same is transmitted at least 24 hours prior to the convening of the meeting, or (iv) if personally delivered (including by overnight courier) or given by telephone, the same is handed, or the substance thereof is communicated over the telephone to the Liquidating Trustee and the members of the Liquidating Trust Board or to an adult member of his or her office staff or household, at least 24 hours prior to the convening of the meeting. The Liquidating Trustee and any member of the Liquidating Trust Board may waive notice of any meeting and any adjournment thereof at any time before, during, or after it is held, as provided by law. Except as provided in the next sentence below, the waiver must be in writing, signed by the Liquidating Trustee or the members of the Liquidating Trust Board entitled to the notice, and filed with the minutes or records of the Trust. The attendance of the Liquidating Trustee or a member of the Liquidating Trust Board at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     Section 4.07 LIQUIDATING TRUSTEE, MANNER OF ACTING.

     The Liquidating Trustee may participate in a regular or special meeting by, or conduct the meeting through the use of, conference telephone or similar communications equipment by means of which all persons participating in the meeting may hear each other, in which case any required notice of such meeting may generally describe the arrangements (rather than or in addition to the place) for the holding thereof. The Liquidating Trustee participating in a meeting by this means is deemed to be present in person at the meeting.

     Section 4.08 AUTHORITY.

     Subject to any limitations contained in, or as otherwise provided by this Trust Agreement or in the Plan, the Liquidating Trustee shall have the following powers, authorities and duties, by way of illustration and not of limitation:

          (a) to form the Platform Subsidiaries and hold the capital stock or other interests of the Platform Subsidiaries as part of the Trust Assets;

          (b)  to  liquidate  or  direct  the   Transferors   and  the  Platform
Subsidiaries to liquidate any and all of the Trust Assets in accordance with the terms of this Trust Agreement and the Plan;

          (c) to manage, sell, transfer, assign or deal in any other manner with any of the Trust Assets in such manner not otherwise provided for herein as the Liquidating Trustee may deem advisable consistent with the terms of the Plan;

          (d) to release, convey or assign or direct the Transferors and the Platform Subsidiaries to release, convey or assign any right, title or interest in or to the Trust Assets or any portion thereof; and to do or direct the Transferors and the Platform Subsidiaries to do all things necessary or appropriate to perform any obligations required to be performed by the Trust under the terms of any agreement for the sale of any of the Trust Assets, including the execution and delivery of any deeds, assignments, bills of sale or

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other instruments of conveyance  necessary or appropriate to transfer and convey such assets;

          (e) to undertake any actions necessary or desirable to operate or conduct the affairs of the Transferors, the Platform Subsidiaries or any other entity formed by the Transferors, the Platform Subsidiaries or the Trust, including entering into contracts and other agreements and any other action necessary to preserve or enhance the liquidation value of the Trust Assets;

          (f) to collect, receive, hold, manage, invest and distribute any and all money and other property of whatsoever kind or nature due or owing or belonging to the Trust and to give full discharge and acquittance therefor;

          (g) pending sale or other disposition or distribution, to retain or direct the Transferors and the Platform Subsidiaries to retain all or any Assets constituting part of the Trust Assets regardless of whether or not such Assets are, or may become, underproductive, unproductive or a wasting asset (the Liquidating Trustee shall be permitted to keep any part of the Trust Assets as may be in cash, or as may be converted into cash, uninvested for a reasonable period of time and the Liquidating Trustee shall not be chargeable with interest thereon);

          (h) to form or direct the Transferors and the Platform Subsidiaries to form any entity, including a trust, and sell, transfer, convey or assign or direct the Transferors and the Platform Subsidiaries to sell, transfer, convey or assign all or any part of the Trust Assets, liabilities, profits or losses to such entity formed by any or all of the Liquidating Trustee, the Transferors or the Platform Subsidiaries and to convert the beneficial interest of the Beneficiaries into beneficial interests, or any other interest, of such entity formed pursuant to the action or direction of the Liquidating Trustee;

          (i) subject to the terms of the Plan, to retain and set aside funds out of the Trust Assets as the Liquidating Trustee shall deem necessary or appropriate to pay, or provide for the payment of: (i) the unpaid liabilities, debts or obligations of the Trust, (ii) contingencies, and (iii) the expenses of administering the Trust Assets;

          (j) to do and perform or to direct the Transferors and the Platform Subsidiaries to do or perform any acts or things necessary or appropriate for the conservation and protection of the Trust Assets, including any acts or things necessary or appropriate to maintain Assets held by the Liquidating Trustee, the Transferors or the Platform Subsidiaries pending sale or other disposition thereof or distribution thereof to the Beneficiaries, and in connection therewith to employ brokers or other agents and to confer upon them such authority as the Liquidating Trustee may deem necessary or appropriate, and to pay reasonable compensation therefor;

          (k) in accordance with Section 1123(b)(3)(B) of the Bankruptcy Code, the Plan and this Trust Agreement, to engage in, intervene in, prosecute, join, defend, compound, settle, compromise, abandon or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, controversies, demands or other litigation relating to the Plan, the Trust, the Trust Assets or the Trust's affairs, to enter into agreements relating to the foregoing, whether or not any suit is commenced or claim accrued or asserted and, in advance of any controversy, to enter into agreements regarding arbitration, adjudication or settlement thereof, all in the name of the Trust if necessary or appropriate, and institute or continue actions which were or otherwise could have been brought by the Debtors or the Non-Debtor Affiliates, and prosecute or defend all litigation or appeals on behalf of the Debtors and the Non-Debtor Affiliates and, when appropriate, settle such actions and claims; provided, however, that the Liquidating Trustee shall obtain Bankruptcy Court approval prior to any settlement of the Litigation Claims;

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
          (l) in accordance with Section 1123(b)(3) of the Bankruptcy Code, to own and retain, and prosecute, enforce, compromise, settle, release, or otherwise dispose of, any and all claims, defenses, counterclaims, setoffs, and recoupments belonging to the Debtors, the Non-Debtor Affiliates or the Debtors' Estates; provided, however, that the Liquidating Trustee shall obtain Bankruptcy Court approval prior to any settlement of the Litigation Claims;

          (m) to assign its rights under the Plan;

          (n) to file any and all documents and take any and all such other action as the Liquidating Trustee, in its sole judgment, may deem necessary in order that the Liquidating Trustee may lawfully carry out the purposes of the Trust in any jurisdiction;

          (o) to review all Claims in the Chapter 11 Cases and file or litigate objections to the allowance of Claims and seek to estimate them;

          (p) to pay and discharge or direct the Transferors and the Platform Subsidiaries to pay and discharge any costs, expenses, professional fees or obligations deemed necessary to preserve or enhance the liquidation value of the Trust Assets, discharge duties under the Plan or perform the purpose of the Plan and this Trust Agreement; payment of such fees and expenses will not require Bankruptcy Court approval;

          (q) to open and maintain bank accounts and deposit funds, draw checks and make disbursements in accordance with the Plan and this Trust Agreement;

          (r) subject to Section 4.09, to select and engage such Persons, including the Disbursing Agent, if necessary, and select and engage such professional advisors, including, without limitation, the Liquidating Trustee's own law firm and/or any Professional previously retained by the Debtors or the Committees, in accordance with the terms of the Plan and this Trust Agreement, as the Liquidating Trustee deems necessary and desirable to assist it in fulfilling its obligations under this Trust Agreement and the Plan and pay the reasonable fees of such Persons and reimburse such Persons for their reasonable out-of-pocket costs and expenses. To the extent that the Liquidating Trustee is licensed and capable of doing so, the Liquidating Trustee may serve as its own attorney, accountant, and/or tax specialist in conjunction with any of the rights, powers, and duties of the Liquidating Trustee under the Plan;

          (s) to sue and be sued;

          (t) to enforce, waive, assign or release rights, privileges or immunities of any kind;

          (u) to vote any share or shares of stock or interests and otherwise exercise the rights appurtenant to ownership of such stock or interests;

          (v) to in general, without in any manner limiting any of the foregoing, deal with the Trust Assets or any part or parts thereof in all other ways as would be lawful for any person owning the same to deal therewith, whether similar to or different from the ways herein specified, but in all events subject to and consistent with the terms of the Plan;

          (w) to obtain and pay for insurance coverage relative to the proper performance of its duties under the Plan and this Trust Agreement, and to indemnification for itself and others provided for in the Plan, and this Trust Agreement;

          (x) to establish and maintain the Accounts, and establish such additional reserves, funds, and accounts out of the Trust Assets as may be necessary for carrying out the provisions of this Trust Agreement which are consistent with the terms of the Plan;

          (y) to oversee the dissolution and winding up of the Debtors in accordance with applicable law;

          (z) as soon as is practicable, ask the Bankruptcy Court to enter the Final Decree;

          (aa) to seek any relief from or resolution of any disputes by the Bankruptcy Court;

          (bb) to appear and participate in any proceeding before the Bankruptcy Court with respect to any matter regarding or relating to the Plan, the Trust or the Liquidating Trust Board;

          (cc) to issue and authenticate any securities issued by the Trust;

          (dd) to convert the Trust from a trust into any other type of entity;

          (ee) to merge or consolidate with or direct the Transferors and the Platform Subsidiaries to merge or consolidate with any entity, any of the Transferors, the Trust or such entity to be the surviving or resulting entity;

          (ff) to confer with the members of the Liquidating Trust Board regarding any potential action to be taken, or not taken, by the Liquidating Trustee;

          (gg) to manage the trust department of the Debtors, to complete any probate court proceedings related to the Debtors, to transfer any assets held by the Debtors on behalf of any beneficiary to any trustees and to take any other actions which are ancillary to the winding up of the Debtors' businesses;

          (hh) to review and object to any  application for  Professional  Fees;
and

          (ii) without limitation, to do or direct the Transferors and the Platform Subsidiaries to do any and all things necessary to accomplish the purposes of the Plan and this Trust Agreement.

     In addition, the Liquidating Trustee shall have the right to seek Bankruptcy Court approval of any action to be undertaken by the Trust, and the Liquidating Trustee shall have the authority and power provided under Section 363 of the Bankruptcy Code, including, without limitation, the power to sell any Trust Asset free and clear of any Liens.

     Section 4.09 APPROVAL OF LIQUIDATING TRUST BOARD AND BANKRUPTCY COURT.

     Subject to Section 4.10, the Liquidating Trustee shall not, without the approval of a majority of the members of the Liquidating Trust Board, (i) sell any assets of the Trust for an amount greater than $3,000,000, (ii) adopt the annual budget of the Trust, (iii) determine the amount of reserves and approve operating expenses in excess of the annual budget for the Trust, (iv) create entities and transfer assets to or between such entities and the Platform

Subsidiaries, (v) settle or pursue Litigation Claims, (vi) appoint the members, directors, trustee(s) or officers of the Platform Subsidiaries or any other entity created by the Trust, (vii) take any of the actions specified in paragraphs (k), (l), (o), (p), (dd) or (ee) of Section 4.08, (viii) select and engage general corporate counsel for the Trust, (ix) select and engage professional accounting firms to perform any audits with respect to the Trust,
(x) select and engage any financial advisors or investment bankers for the Trust, or (xi) select and engage any other professional advisor if the fees of such professional advisor are expected to be in excess of $100,000 during any twelve month period.

     Section 4.10 DISPUTE RESOLUTION.

     Any dispute between the Liquidating Trustee and the Liquidating Trust Board shall be resolved by the Bankruptcy Court. In the event of a dispute between the Liquidating Trustee and the Liquidating Trust Board, the Liquidating Trustee and the Liquidating Trust Board shall have the authority to retain separate counsel to represent such party in any proceeding before the Bankruptcy Court with the reasonable fees and expenses of such counsel to be advanced by the Trust. A member of the Liquidating Trust Board (or the dissenting members of the Liquidating Trust Board which represent less than a majority of the Liquidating Trust Board) who dispute(s) any action taken by the Liquidating Trust Board or the Liquidating Trustee shall not have the right to challenge any decision of the Liquidating Trust Board at the Trust's expense, retain counsel on behalf of the Liquidating Trust Board or have the fees and expenses of counsel retained by such member(s) to represent such member(s) advanced or reimbursed by the Trust.

     Section 4.11 REPORTING OF ASSET SALES

     The Liquidating Trustee shall create a web site on which the Liquidating Trustee shall publish as soon as practicable information relating to any proposed sale of Trust Assets for an amount greater than $3,000,000, other than marketable securities which are traded on a nationally recognized securities exchange; PROVIDED, HOWEVER, that if the Liquidating Trustee determines in his sole discretion that the publication of information relating to any proposed sale of a Trust Asset would reduce the value to be realized from the sale of such Trust Asset, the Liquidating Trustee shall not be obligated to publish information relating to the proposed sale of such Trust Asset.

     Section 4.12 AUTHORITY WITH RESPECT TO AVOIDANCE ACTIONS AND LITIGATION CLAIMS.

     The Liquidating Trustee will not be required to seek the approval of the Liquidating Trust Board with respect to the settlement or pursuit of any Avoidance Action; provided, however, that if the amount in dispute is greater than $250,000, the Liquidating Trustee shall obtain Bankruptcy Court approval of the settlement or pursuit of such Avoidance Action. Moreover, the Trust shall be required to obtain Bankruptcy Court approval with respect to the settlement of the Litigation Claims.

     Section  4.13  COMPENSATION  AND  REIMBURSEMENT  OF  LIQUIDATING   TRUSTEE,
LIQUIDATING TRUST BOARD AND PROFESSIONALS.

     The Liquidating Trustee and the members of the Liquidating Trust Board shall be compensated for services in the administration of the Trust as set forth in that certain compensation agreement approved by the Bankruptcy Court as part of the Confirmation Hearing. Any professionals or any Person retained by the Liquidating Trustee pursuant to the Plan will be entitled to reasonable compensation for services rendered at a rate reflecting actual time billed by such professional or Person on an hourly basis, at the standard billing rates in effect at the time of service or such other rate or basis of compensation that is reasonable. All reasonable out-of-pocket expenses incurred by the Liquidating Trustee or any other professional or other Person retained by the Liquidating

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
Trustee pursuant to the Plan will be reimbursable as an expense of the Trust. The fees and expenses of any professional or Person will be reimbursed in accordance with Section 5.11.

     Section 4.14 NO IMPLIED OBLIGATIONS.

     No other further covenants or obligations shall be implied into this Trust Agreement. The Liquidating Trustee shall not be responsible in any manner whatsoever for the correctness of any recital, statement, representation, or warranty herein, or in any documents or instrument evidencing or otherwise constituting a part of the Trust Assets.

     Section 4.15 UNKNOWN PROPERTY AND LIABILITIES.

     The Liquidating Trustee shall be responsible for only that property delivered to it, and shall have no duty to make, nor incur any liability for failing to make, any search for unknown property or for any liabilities.

                                    ARTICLE V
                           ADMINISTRATION OF THE TRUST

     Section 5.01 DISTRIBUTIONS.

     Notwithstanding anything to the contrary contained herein, the Liquidating Trustee shall make at least annual distributions pursuant to and in accordance with the Plan; PROVIDED, HOWEVER, that the Liquidating Trustee shall not be required to make DE MINIMIS distributions except upon the Final Distribution Date. Notwithstanding the foregoing, the Liquidating Trustee shall, in accordance with the Plan and on each Distribution Date, distribute to the Beneficiaries the net income of the Trust and the net proceeds from the disposition of the Trust Assets in excess of such amounts reasonably necessary to preserve or enhance the liquidation value of the Trust Assets during the term of the Trust, to pay reasonable estimated administrative expenses and to meet all Claims or other contingent liabilities. The Liquidating Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Liquidating Trustee's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive or other governmental requirement (including, but not limited to, the "Foreign Investment in Real Property Tax Act"). Distributions shall be made to the Beneficiaries who hold such interests on the Record Date immediately preceding the Distribution Date.

     Section 5.02 ACCOUNTS; ELIGIBLE INVESTMENTS.

          (a) Creation of Accounts.

               (i) The Liquidating Trustee, on behalf of the Beneficiaries, shall establish and maintain in the name of the Liquidating Trustee at an Eligible Institution a segregated trust account accessible only by the Liquidating Trustee (the "Collection Account") which shall be identified as the "Collection Account for the BFA Liquidation Trust" and shall bear a designation clearly indicating that the funds deposited therein are held on behalf of the Beneficiaries.

               (ii) The Liquidating Trustee, on behalf of the Beneficiaries, shall establish and maintain in the name of the Liquidating Trustee at an Eligible Institution a segregated trust account accessible only by the Liquidating Trustee (the "Litigation Account") which shall be identified as the

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
"Litigation Account for the BFA Liquidation Trust" and shall bear a designation clearly indicating that the funds deposited therein are held on behalf of the Beneficiaries.

               (iii) The Liquidating Trustee, on behalf of the Beneficiaries, shall establish and maintain in the name of the Liquidating Trustee at an Eligible Institution a segregated trust account accessible only by the Liquidating Trustee (the "Trust/IRA Account") which shall be identified as the "Trust/IRA Account for the BFA Liquidation Trust" and shall bear a designation clearly indicating that the funds deposited therein are held on behalf of the Beneficiaries.

               (iv) The Liquidating Trustee, on behalf of the Beneficiaries, shall establish and maintain in the name of the Liquidating Trustee at an Eligible Institution a segregated trust account accessible only by the Liquidating Trustee (the "Distribution Reserve") which shall be identified as the "Distribution Reserve for the BFA Liquidation Trust" and shall bear a designation clearly indicating that the funds deposited therein are held on behalf of the Beneficiaries.

               (v) The Liquidating Trustee, on behalf of the Beneficiaries, shall establish and maintain in the name of the Liquidating Trustee at an Eligible Institution a segregated trust account accessible only by the Liquidating Trustee (the "Holding Account") which shall be identified as the "Holding Account for the BFA Liquidation Trust", shall bear a designation clearly indicating that the funds deposited therein are held on behalf of the Beneficiaries and shall be for the purpose of holding undeliverable distributions in accordance with Section 5.10.

          (b) Eligible Investments.

               (i) Funds on deposit in the Accounts shall be invested by the Liquidating Trustee in Eligible Investments selected by the Liquidating Trustee that will mature so that they will be available by 12:00 noon (New York City time) on the Transfer Date immediately preceding each Distribution Date; PROVIDED, HOWEVER, that funds on deposit in the Distribution Reserve and Holding Account shall be invested by the Liquidating Trustee in Eligible Investments selected by the Liquidating Trustee that will be available upon one Business Day's notice. All Eligible Investments shall be held by the Liquidating Trustee on behalf of the Beneficiaries. Eligible Investments may include investments for which corporations related to the Liquidating Trustee or an Affiliate of such Persons provides services.

               (ii) All interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Accounts shall be held in the respective accounts to which such interest and investment earnings relate.

          (c) Maintenance of Accounts.

     The Liquidating Trustee shall possess all right, title and interest in and to all funds on deposit in, and all Eligible Investments, if any, credited to, and in all proceeds of, the Accounts. The Accounts shall be under the sole dominion and control of the Liquidating Trustee on behalf of the Beneficiaries. If, at any time, any Account is held by an institution other than an Eligible Institution, the Liquidating Trustee shall within five Business Days establish a new Account meeting the conditions for that account in this Section and shall transfer any cash and any investments to such new account. The Liquidating Trustee shall be the sole Person with authorization to withdraw any amount from any Account.

     Section 5.03 DEPOSITS INTO ACCOUNTS.

     The Liquidating Trustee shall make the following deposits into the following Accounts:

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
          (a) the Net Litigation Recovery shall be deposited into the Litigation Account;

          (b) the net recovery received by the Liquidating Trustee of litigation claims arising under or related to any IRA and trust activities conducted by the Debtors prior to the Petition Date shall be deposited into the Trust/IRA Account;

          (c) all other Cash received by the Liquidating Trustee (including the proceeds from any sale of the Assets by the Transferors and Platform Subsidiaries prior to the Effective Date) shall be deposited into the Collection Account;

          (d) any distributions to holders of Claims which are Disputed Claims under the Plan shall be deposited into the Distribution Reserve; and

          (e) any distributions which are undeliverable shall be deposited into the Holding Account in accordance with Section 5.10.

     Section 5.04 DISTRIBUTIONS FROM THE COLLECTION ACCOUNT.

     The Liquidating Trustee shall make distributions from the Collection Account to the Beneficiaries listed in the Register as of the applicable Record Date in accordance with and subject to the distribution and priority scheme set forth in the Plan, subject to the provisions contained herein relating to the Distribution Reserve, the Litigation Account, the Trust/IRA Account and the Holding Account.

     Section 5.05 DISTRIBUTIONS FROM THE DISTRIBUTION RESERVE.

          (a) Upon the resolution of an objection to the General Unsecured Claim Recovery Schedule, if any, and the receipt by the Liquidating Trustee of proof of the same, on the Business Day succeeding the Liquidating Trustee's receipt of proof of the resolution of any objection, the Liquidating Trustee shall withdraw from the Distribution Reserve and distribute to the holder of an Allowed General Unsecured Claim who objected to the General Unsecured Claim Recovery Schedule the amount of the distributions to which such holder is entitled which were previously deposited in the Distribution Reserve.

          (b) The Liquidating Trustee shall withdraw from the Distribution Reserve and distribute to each holder of a Disputed Claim (other than a Disputed Claim which is classified as a General Unsecured Claim) whose Claim is or becomes an Allowed Claim, the amount specified in the Final Order allowing such Disputed Claim (or the amount agreed upon by the Liquidating Trustee and such holder of a Disputed Claim) plus such holder's Pro Rata share of the interest accrued on the Distribution Reserve, as soon as practicable after such order becomes a Final Order.

     Section 5.06 DISTRIBUTIONS TO THE HOLDERS OF ALLOWED INVESTOR CLAIMS.

     Holders  of  Allowed   Investor   Claims   shall   receive  the   following
distributions:

          (a) Subject to Section 5.06(d), Section 5.06(e) and Section 5.06(f), on each Distribution Date subsequent to the payment in full of the holders of Allowed Convenience Claims in accordance with the Plan, the Liquidating Trustee shall withdraw from the Collection Account and distribute to each holder of an Allowed Investor Claim such holder's Pro Rata share of Cash equivalent to ninety percent (90%) of Net Distributable Cash, as determined on a quarterly basis, commencing on the last Business Day of the first full calendar quarter following the Effective Date; provided, however, that if the Allowed General Unsecured

Claims have not been paid in full in accordance with the General Unsecured Claim Recovery Schedule by the end of the two-year period commencing on the Effective Date, then holders of Allowed Investor Claims will receive no share of Net Distributable Cash until the holders of Allowed General Unsecured Claims are paid in full in accordance with the General Unsecured Claim Recovery Schedule. Following completion of the payments to Allowed General Unsecured Claims in accordance with the General Unsecured Claim Recovery Schedule, the holders of Allowed Investor Claims shall receive one hundred percent (100%) of Net Distributable Cash from the Liquidating Trusts.

          (b)  Holders of Allowed  Collateralized  Investor  Claims  pursuant to
Section  5.06(a)  shall be  entitled  to the  Collateralized  Investor  Premium.
Holders of Allowed Investor Claims shall receive their share of the first $80,000,000 of distributions on a Pro Rata basis. When an aggregate of $80,000,000 has been distributed to holders of Allowed Investor Claims, the holders of the Allowed Collateralized Investor Claims shall receive approximately 93.0674% of the amount of the distributions to be made to holders of Allowed Investor Claims, which amount shall be distributed to the holders of the Allowed Collateralized Investor Claims on a Pro Rata basis, and approximately 6.9326% of the amount of the distributions to be made to holders of Allowed Investor Claims shall be distributed on a Pro Rata basis to holders of Allowed Unsecured Investor Claims; provided, that when the aggregate amount of distributions to holders of Allowed Investor Claims exceeds $160,000,000, holders of Allowed Investor Claims shall receive their share of all distributions on a Pro Rata basis; and provided further that the aggregate Voluntary Collateralized Investor Election Amount, if any, for any Distribution Date shall be distributed on a Pro Rata basis to the holders of Allowed Unsecured Investor Claims.

     For purposes of calculating the pro-rata percentage of the distributions to be distributed to the holders of Allowed Collateralized Investor Claims in respect of the Collateralized Investor Premium, the total amount of Collateralized Investor Claims is $448,237,077.54 and the total amount of Unsecured Investor Claims is $137,177,731.68, as of November 9, 1999. The Collateralized Investor Claims represent 76.5674% of the Investor Claims, and the Unsecured Investor Claims represent 23.4326% of the Investor Claims.

          (c) The aggregate Voluntary Investor Claim Waiver Amount, if any, for any Distribution Date shall be distributed on a Pro Rata basis to the holders of Allowed Investor Claims.

          (d) If the holders of the Allowed General Unsecured Claims are not paid in full in accordance with the Plan by the end of the two year period commencing on the Effective Date, the Liquidating Trustee shall make no distributions of Net Distributable Cash to the holders of the Allowed Investor Claims until the Distribution Date on which the holders of the Allowed General Unsecured Claims are paid in full in accordance with the Plan.

          (e) No holder of an Allowed Investor Claim shall receive an aggregate amount of distributions from the Trust that is in excess of their Allowed Investor Claim until all holders of Allowed Investor Claims receive an aggregate amount of distributions from the Trust equal to their Allowed Investor Claims.

          (f) The aggregate Voluntary Collateralized Investor Election Amount for any Distribution Date, if any, shall be distributed on a Pro Rata basis to the holders of Allowed Unsecured Investor Claims.

     Section 5.07 DISTRIBUTION TO THE HOLDERS OF GENERAL UNSECURED CLAIMS.

          (a) On each Distribution Date, the Liquidating Trustee shall withdraw from the Collection Account and distribute to each holder of an Allowed General Unsecured Claim as of the applicable record date, an amount equal to such holder's Pro Rata share of GUC-Net Distributable Cash based on the General Unsecured Claims Distribution Percentage until the holders of the Allowed General Unsecured Claims receive the full amount due to them in accordance with the General Unsecured Claims Recovery Schedule.

          (b) If any holder of an Allowed General Unsecured Claim has not received the full amount payable to such holder in accordance with the General Unsecured Claim Recovery Schedule by the end of the two-year period commencing on the Effective Date, then on each Distribution Date subsequent to the end of such period, the Liquidating Trustee shall withdraw from the Collection Account and distribute to each holder of an Allowed General Unsecured Claim such holder's Pro Rata share of all Net Distributable Cash for each calendar quarter, commencing on the ninth full calendar quarter following the Effective Date, until the General Unsecured Claim Distribution Percentage to which each holder of an Allowed General Unsecured Claim is entitled has been paid.

          (c) In no event shall the aggregate of all payments to each holder of an Allowed General Unsecured Claim exceed the percetage amount to be paid to such holder as set forth on the General Unsecured Claim Recovery Schedule unless the Bankruptcy Court orders a higher percetage recovery following an objection filed by the holder of a General Unsecured Claim as set forth in the Plan.

     Section 5.08 DISTRIBUTIONS OF THE NET LITIGATION RECOVERY.

     On each Distribution Date, the Liquidating Trustee shall withdraw from the Litigation Account and distribute to each holder of an Allowed Investor Claim as of the applicable Record Date, an amount equal to such holder's Pro Rata share of funds on deposit in the Litigation Account on the related Transfer Date.

     Section 5.09 DISTRIBUTIONS OF THE TRUST/IRA LITIGATION RECOVERY.

     On each Distribution Date, the Liquidating Trustee shall withdraw from the Trust/IRA Account and distribute to each holder of an Allowed Investor Claim relating to an investment in an IRA or trust as of the applicable Record Date, an amount equal to such holder's Pro Rata share of funds on deposit in the Trust/IRA Account on the related Transfer Date.

     Section 5.10 DELIVERY OF DISTRIBUTIONS.

     Distributions will be made by the Liquidating Trustee or by the Disbursing Agent at the direction of the Liquidating Trustee as follows:

          (a) At the addresses set forth in the proofs of Claim filed by holders of Claims (or the last known addresses of such holders if no proof of Claim is filed or if the Liquidating Trustee has been notified of a change of address);

          (b) At the addresses set forth in written notices of address change delivered to the Liquidating Trustee after the date of any related proof of Claim;

          (c) At the addresses reflected in the Schedules if no proof of Claim has been filed and the Liquidating Trustee has not received a written notice of change of address; or

          (d) At the addresses reflected in the Register as of the applicable Record Date.

     If any distribution to a Beneficiary is returned as undeliverable, no further distributions to such Beneficiary will be made unless and until the Liquidating Trustee is notified of the Beneficiary's then current address, at which time all missed distributions will be made to the holder without interest. Undeliverable distributions shall be returned to the Liquidating Trustee until such distributions are claimed, and will be deposited by the Liquidating Trustee into the Holding Account. All claims for undeliverable distributions shall be made on or before the third anniversary of the Distribution Date on which such distribution was made. After such date, all such unclaimed property will revert to the Trust, and the Liquidating Trustee will withdraw the amount of such unclaimed distributions from the Holding Account and deposit such amount into the Collection Account for further distribution in accordance with the Plan. The claim of any Beneficiary with respect to such unclaimed property will be discharged and forever barred, notwithstanding any federal or state escheat law to the contrary.

     Section 5.11 OPERATING EXPENSES.

     The Liquidating Trustee will utilize the reserves (which need not be in separate accounts) as follows:

          (a) In accordance with the Plan and subject to any agreements regarding budgets for the operation of the Trust, the Liquidating Trustee will draw on amounts available in the Collection Account to pay all costs and expenses related to the care and maintenance of the Assets, including, without limitation (i) costs of selling the Assets and (ii) any expenses of the Trust (including the fees and expenses of the Liquidating Trustee, the Liquidating Trust Board and their professionals in pursuing, without limitation, the Litigation Claims or otherwise).

          (b) The Liquidating Trustee will draw on the Collection Account to pay all costs and expenses related to the prosecution of any Avoidance Actions or objections to Disputed Claims, including, but not limited to, the fees and expenses of the Liquidating Trustee and the fees and expenses of professionals retained by the Liquidating Trustee to assist in the prosecution of such actions or objections.

     Section 5.12 FINAL DISTRIBUTION.

     If the Liquidating Trustee shall determine that the remaining assets of the Trust may be conveniently distributed, or if the existence of the Trust shall terminate, the Liquidating Trustee shall, as expeditiously as is consistent with the conservation and protection of the Trust Assets, distribute the Trust Assets to the Beneficiaries.

     Section 5.13 DE MINIMIS DISTRIBUTIONS.

     The Liquidating Trustee shall not be required to make any distribution, except on the Final Distribution Date, (i) to any Beneficiaries if the aggregate amount of such distribution is less than $5,000,000 or (ii) to any Beneficiary if the amount to be distributed is $5.00 or less. If a Beneficiary does not receive a distribution due to the provisions of this paragraph on any Distribution Date, then the Claim (so long as it is an Allowed Claim) will remain eligible for distributions on any subsequent Distribution Date, subject to the provisions of this paragraph. In all events, the holders of Allowed Claims which have not received a distribution on any previous Distribution Dates because of this provision, will receive such distribution on the Final Distribution Date.

     Section 5.14 REPORTS.

     The Liquidating Trustee shall file with the Securities and Exchange Commission all reports mandated pursuant to Section 13 of the Securities Exchange Act of 1934, as amended and forward a copy of such filings to the Liquidating Trust Board. Upon the written request of any Beneficiary, the Liquidating Trustee shall forward to a requesting Beneficiary copies of the requested reports made available to the Securities and Exchange Commission.

     Section 5.15 TAX AND OTHER REPORTS TO BENEFICIARIES.

     As soon as practicable after the end of each Fiscal Year, and as soon as practicable upon termination of the Trust, the Liquidating Trustee shall submit to each Beneficiary appearing on its records as of the end of such Fiscal Year or such date of termination a separate statement for each Beneficiary setting forth the Beneficiary's share of items of income, gain, loss, deduction or credit and will instruct all such Beneficiaries to report such items on their United States federal and applicable state income tax returns. In addition, the Liquidating Trustee shall deliver to each Beneficiary, an annual statement on Form K-1 with the information necessary for each Beneficiary to prepare their tax returns and will furnish a statement of account to a custodian which holds a Beneficiary's IRA which evidences such Beneficiary's uncertificated beneficial interest in the Trust.

     Section 5.16 TAX RETURNS/TAX MATTERS.

          (a) The Liquidating Trustee shall file all tax returns and other filings with governmental authorities on behalf of the Trust and the Trust Assets it holds for time periods ending on or before termination of this Trust. Subject to definitive guidance from the Internal Revenue Service or a court of competent jurisdiction to the contrary (including the issuance of applicable Treasury Regulations, the receipt by the Liquidating Trustee of a private letter ruling if the Liquidating Trustee so requests one, or the receipt of an adverse determination by the Internal Revenue Service upon audit if not contested by the Liquidating Trustee) the Liquidating Trustee shall file tax returns for the Trust as a grantor trust pursuant to Treasury Regulations Section 1.671-4(a). The Liquidating Trustee' filings shall also include requests for determination of tax under Section 505(b) of the Bankruptcy Code (to the extent applicable) and responses to any tax audits. The Liquidating Trustee shall make available such information to the Beneficiaries as will enable them to properly file their separate tax returns and withhold and pay over any amounts required by tax law.

          (b) The Liquidating Trustee is authorized to act as agent for the Trust Assets in withholding or paying over any amounts required by law (including tax law) to be withheld or paid by the Trust Assets in connection with the transfer and assignment of the Assets to the Trust pursuant to the Plan. The Liquidating Trustee is further entitled to deduct any United States federal or applicable state withholding taxes from any payments made with respect to Allowed Claims, as appropriate, and shall otherwise comply with
Section 346 of the Bankruptcy Code.

          (c) All net income of the Trust and net proceeds from the disposition of the Trust Assets shall be subject to United States federal and applicable state income taxation in the year such net income or net proceeds are realized, whether or not such amounts are immediately distributed to the Beneficiaries or retained by the Liquidating Trustee in such reserves necessary to meet the Disputed Claims and maintain or enhance the liquidation value of the Trust Assets.

     Section 5.17 ALLOCATIONS.

          (a) All income, expense and loss realized upon full liquidation of the Trust Assets shall be allocated to each Beneficiary (in proportion to the amount of the Allowed Claim of each Holder of each Beneficiary).

          (b) Notwithstanding Section 5.17(a) above, the Liquidating Trustee may adopt such other methods of allocating Trust taxable income and loss for federal and applicable state income tax purposes as it deems reasonable, appropriate and necessary to ensure that all allocations are consistent with the Plan and the Beneficiaries' economic interests in the Assets.

     Section 5.18 LIMITATIONS ON LIQUIDATING TRUSTEE.

          (a) The Liquidating Trustee shall not at any time, on behalf of the Trust or Beneficiaries, (i) enter into or engage in any trade or business, and no part of the Trust Assets or the proceeds, revenue or income therefrom shall be used or disposed of by the Trust in furtherance of any trade or business, except to the extent reasonably necessary to preserve and enhance the liquidation value of the Trust Assets, or (ii) except as provided below, reinvest any assets.

          (b) All moneys and other assets received by the Liquidating Trustee shall, until distributed or paid over as herein provided, be held in trust for the benefit of the Beneficiaries, but need not be segregated from other Trust Assets, unless and to the extent required by law or as otherwise specified in this Trust Agreement.

          (c) The Liquidating Trustee shall be restricted to the holding, collection, conservation, protection and administration of the Trust Assets in accordance with the provisions of this Trust Agreement and the Plan, and the payment and distribution of amounts as set forth herein for the purposes set forth in this Trust Agreement. The scope of any permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as the case may be, that a liquidating trust, within the meaning of Treasury Regulation Section 301.7701-4(d), may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the Internal
Revenue Service guidelines, whether set forth in Internal Revenue Service rulings, other Internal Revenue Service pronouncements or otherwise. Any determination by the Liquidating Trustee as to what actions are in the best interests of the Trust shall be determinative.

     Section 5.19 ABANDONMENT.

     On thirty (30) days' written notice to any Creditor which has a lien on the property to be abandoned, and pursuant to the Plan, the Liquidating Trustee may abandon any property which it determines in its reasonable discretion to be of DE MINIMIS value or burdensome to the Trust, including any pending adversary proceeding or other legal action commenced or commenceable by the Trust. If the affected Creditor provides a written objection to the Liquidating Trustee prior to the expiration of the thirty (30) day period with respect to the proposed abandonment of such property, then such property may only be abandoned pursuant to an application made to the Bankruptcy Court.

     Section 5.20 FURTHER AUTHORIZATION.

     The Liquidating Trustee and the Liquidating Trust Board shall be entitled to seek such orders, judgments, injunctions and rulings as they deem necessary to carry out the intentions and purposes, and to give full effect to the provisions, of the Plan and this Trust Agreement.

     Section 5.21 PROTECTION OF PERSONS DEALING WITH THE LIQUIDATING TRUSTEE.

     Any transfer of the Trust Assets, or any part thereof, shall bind the Beneficiaries and shall be effective to transfer all right, title and interest of the Liquidating Trustee and the Beneficiaries in and to the Trust Assets or such part thereof. No purchaser of the Trust Assets or any portion thereof shall be required to inquire as to the authorization, necessity, expediency or regularity of such transfer or as to the application of any proceeds thereof. Any person dealing with the Liquidating Trustee shall be fully protected in relying upon a certificate signed by the Liquidating Trustee that he has authority to take any action under this Trust Agreement.

                                   ARTICLE VI
                             LIQUIDATING TRUST BOARD

     Section 6.01 LIQUIDATING TRUST BOARD.

     The five-member Liquidating Trust Board will initially be selected by the Restructuring Committee and the Committees, subject to approval by the Bankruptcy Court at the Confirmation Hearing. The Bankruptcy Court shall retain jurisdiction to remove any member of the Liquidating Trust Board. The Liquidating Trust Board shall have the authority and responsibility to oversee, review, and guide the activities and performance of the Liquidating Trustee and shall have the authority to remove the Liquidating Trustee for any reason, including Cause which removal shall be effective upon approval by the Bankruptcy Court. The Liquidating Trustee shall consult with and provide information to the Liquidating Trust Board in accordance with and pursuant to the terms of the Plan.

     The Liquidating Trust Board shall have the authority to select and engage such Persons, and select and engage such professional advisors, including, without limitation, any Professional previously retained by the Debtors or the Committees, in accordance with the terms of the Plan and this Trust Agreement, as the Liquidating Trust Board deems necessary and desirable to assist the Liquidating Trust Board in fulfilling its obligations under this Trust Agreement and the Plan, and the Liquidating Trust shall pay the reasonable fees of such Persons and reimburse such Persons for their reasonable out-of-pocket costs and expenses.

     Section 6.02 MANNER OF ACTING.

     A majority of the total number of members of the Liquidating Trust Board then in office shall constitute a quorum for the transaction of business at any meeting of the Liquidating Trust Board. The affirmative vote of a majority of the members of the Liquidating Trust Board present at a meeting at which a quorum is present shall be the act of the Liquidating Trust Board unless this Trust Agreement or the Plan requires a greater percentage and except as otherwise required by law. Any or all of the members of the Liquidating Trust Board may participate in a regular or special meeting by, or conduct the meeting through the use of, conference telephone or similar communications equipment by means of which all persons participating in the meeting may hear each other, in which case any required notice of such meeting may generally describe the arrangements (rather than or in addition to the place) for the holding thereof. Any member of the Liquidating Trust Board participating in a meeting by this means is deemed to be present in person at the meeting.

     Any member of the Liquidating Trust Board who is present at a meeting of the Liquidating Trust Board when action is taken is deemed to have assented to the action taken unless: (i) such member of the Liquidating Trust Board objects at the beginning of the meeting (or promptly upon his/her arrival) to holding it or transacting business at the meeting; or (ii) his/her dissent or abstention from the action taken is entered in the minutes of the meeting; or (iii) he/she delivers written notice of his/her dissent or abstention to the Liquidating

Trust Board before its adjournment. The right of dissent or abstention is not available to any member of the Liquidating Trust Board who votes in favor of the action taken.

     The Liquidating Trust Board may from time to time, by resolution adopted by a majority of the Liquidating Trust Board, appoint standing or temporary committees from its membership and vest such committees with such powers as the Liquidating Trust Board may include in its resolution to serve until otherwise directed by the Liquidating Trust Board. A majority of those named to any such committee will constitute a quorum. Any committee appointed by the Liquidating Trust Board which oversees audit or valuation issues shall have an Independent Board Member as one of its members (if an Independent Board Member then serves on the Liquidating Trust Board), and such Independent Board Member shall serve as the chairperson of such committee.

     Section 6.03 LIQUIDATING TRUST BOARD'S ACTION WITHOUT A MEETING.

     Any action required or permitted to be taken by the Liquidating Trust Board at a meeting may be taken without a meeting if the action is taken by unanimous written consent of the Liquidating Trust Board as evidenced by one (1) or more written consents describing the action taken, signed by the Liquidating Trust Board and filed with the minutes or proceedings of the Liquidating Trust Board.

     Section 6.04 TENURE, REMOVAL, AND REPLACEMENT OF THE MEMBERS OF THE LIQUIDATING TRUST BOARD.

     The authority of the members of the Liquidating Trust Board will be effective as of the Effective Date and will remain and continue in full force and effect until all of the Assets are liquidated in accordance with the Plan, the Net Distributable Cash has been completely distributed in accordance with the provisions of the Plan, all tax returns and any other filings or reports have been filed with the appropriate state or federal regulatory authorities, and the Order closing the Chapter 11 Cases is a Final Order. The service of the members of the Liquidating Trust Board will be subject to the following:

          (a) The members of the Liquidating Trust Board will serve until death or resignation pursuant to subsection (b) below, or removal pursuant to subsection (c) below;

          (b) A member of the Liquidating Trust Board may resign at any time by providing a written notice of resignation to the remaining members of the Liquidating Trust Board and the Bankruptcy Court. Such resignation will be effective when a successor is appointed as provided herein;

          (c) Any member of the Liquidating Trust Board may be removed for Cause by resolution of a majority of the members of the Liquidating Trust Board, with such removal to take effect immediately upon approval by the Bankruptcy Court; PROVIDED, HOWEVER, that the Bankruptcy Court shall retain jurisdiction to remove or replace any member of the Liquidating Trust Board;

          (d) In the event of a vacancy in any of the positions of the Liquidating Trust Board (whether by removal, death or resignation), the Liquidating Trustee and/or the remaining members of the Liquidating Trust Board may nominate a Person to fill such vacancy, and such nomination shall be approved by a majority vote of the remaining members of the Liquidating Trust Board including the Liquidating Trustee and approved by the Bankruptcy Court. Furthermore, the appointment of a successor member of the Liquidating Trust Board will be evidenced by the filing with the Bankruptcy Court of a notice of appointment, which notice will include the name, address, and telephone number of the successor member of the Liquidating Trust Board.

          (e) In the event of a vacancy in all of the positions of the Liquidating Trust Board due to the death or simultaneous resignation of all of the members of the Liquidating Trust Board, then the Liquidating Trustee shall nominate five Persons to fill such vacancies and such successor members shall be appointed, with such appointment to be effective upon approval of the Bankruptcy Court and a majority vote of the holders of the beneficial interests in the Trust. Furthermore, the appointment of the successor members of the Liquidating Trust Board will be evidenced by the filing with the Bankruptcy Court of a notice of appointment, which notice will include the name, address, and telephone number of the successors to the former members of the Liquidating Trust Board; and

          (f) Immediately upon appointment of any successor member of the Liquidating Trust Board, all rights, powers, duties, authority, and privileges of the predecessor member of the Liquidating Trust Board hereunder will be vested in and undertaken by the successor member of the Liquidating Trust Board without any further act; and the successor member of the Liquidating Trust Board will not be liable personally for any act or omission of the predecessor member of the Liquidating Trust Board.

                                   ARTICLE VII
                                DURATION OF TRUST

     Section 7.01 DURATION OF TRUST.

     This Trust shall terminate on the later of: (i) the date of entry by the Bankruptcy Court of the final decree which fully and finally closes the Chapter 11 Cases (the "Final Decree"); or (ii) the date upon which all of the Trust Assets has been distributed to the Beneficiaries and there are no remaining assets expected to be received in the Trust Assets, PROVIDED, HOWEVER, that the Trust shall terminate no later than the fifth (5th) anniversary of the Effective Date. On or prior to such termination date, the Bankruptcy Court, upon motion by a party in interest, may extend the term of the Trust upon a finding by the Bankruptcy Court that the extension is necessary for the liquidating purposes of the Trust. Extensions may be obtained so long as each extension is approved by the Bankruptcy Court six months prior to the expiration of the original term and each extended term.

     Section 7.02 CONTINUANCE OF TRUST FOR WINDING UP.

     After the termination of the Trust and for the purpose of liquidating and winding up the affairs of the Trust, the Liquidating Trustee shall continue to act as such until its duties have been fully performed. Upon distribution of the entire Trust Assets and entry of the Final Decree and unless ordered otherwise by the Bankruptcy Court as part of the Final Decree, the Liquidating Trustee shall retain for a period of two (2) years the books, records, Beneficiary lists, Register, and certificates and other documents and files which shall have been delivered to or created by the Liquidating Trustee. Subject to the Final Decree, at the Liquidating Trustee's discretion, all of such records and documents may, but need not, be destroyed at any time after two (2) years from the completion and winding up of the affairs of the Trust. Except as otherwise specifically provided herein, upon the discharge of all liabilities of the Trust, final distribution of the entire Trust Assets and entry of the Final Decree, the Liquidating Trustee shall have no further duties or obligations hereunder.

                                  ARTICLE VIII
                    INDEMNIFICATION; LIMITATIONS ON LIABILITY

     Section 8.01 GENERAL INDEMNIFICATION.

     The Trust shall indemnify and hold harmless any Person who was, or is, a party, or is threatened to be made a party, to any pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such Person is or was the Liquidating Trustee, a member of the Liquidating Trust Board or an employee of the Trust, or an agent, attorney, accountant or other professional for the Liquidating Trustee or the Liquidating Trust Board, against all costs, expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such entity in connection with such action, suit or proceeding, or the defense or settlement of any claim, issue or matter therein, to the fullest extent, except to the extent such liability is determined to be the result of willful misconduct or gross negligence. Costs or expense incurred by any such entity in defending any such action, suit or proceeding may be paid by the Trust in advance of the institution or final disposition of such action, suit or proceeding, if authorized by the Liquidating Trustee and the Liquidating Trust Board. The Liquidating Trustee may in its discretion purchase and maintain insurance on behalf of any Person who is or was a beneficiary of this provision.

     From and after the Effective Date, the Trust will indemnify and hold harmless (i) the Restructuring Committee, (ii) the acting General Counsel of the Debtors, (iii) the Committees, (iv) the Liquidating Trustee, (v) the Liquidating Trust Board, (vi) all of the respective professional advisors, attorneys, consultants, or agents of the Debtors, the Non-Debtor Affiliates and the parties identified in clauses (i) through (v), and (vii) all of the members or former members, agents, employees, representatives, financial advisors, attorneys, consultants, affiliates, successors or assigns of the parties identified in clauses (i) through (vi) (the parties in clauses (i) through (vii) collectively, the "Indemnified Parties") from against any and all liabilities (fixed or contingent), obligations, losses, claims, actions, suits, costs, damages, expenses (including legal fees and expenses), disbursements, amounts paid in settlement, judgments, fines of any kind and nature whatsoever (each, an "Indemnity Claim") which may at any time be made, assessed, imposed on, asserted against or otherwise incurred by any Indemnified Party in connection with, relating to, or arising out of, the Chapter 11 Cases, the preparation for the Chapter 11 Cases, any settlement related to the Chapter 11 Cases, the negotiation and execution of the Plan, the negotiation and pursuit of Confirmation of the Plan, the consummation of the Plan, or the administration of the Plan, EXCEPT FOR such Indemnified Party's acts or omissions constituting willful misconduct, as finally determined by a court of competent jurisdiction. In each instance where there is an Indemnity Claim or potential Indemnity Claim for which any Indemnified Party is or may be entitled to seek indemnification, the Indemnified Party must notify the Liquidating Trustee in writing of such Indemnity Claim and shall furnish to the Liquidating Trustee copies of all notices, service of process, pleadings and other pertinent written communications from the party asserting such Indemnity Claim. The Trust will promptly advance any legal fees and expenses incurred by an Indemnified Party and reimburse any Indemnity Claim. If an Indemnified Party's actions or omissions are found to constitute willful misconduct, as finally determined by a court of competent jurisdiction, any funds transferred by the Trust to such Indemnified Party in connection with the related Indemnity Claim shall be promptly reimbursed. Any Indemnified Party may in its sole discretion retain its choice of legal counsel in connection with any Indemnity Claim. No former officer, director, employee, agent or insider of the Debtors or the Non-Debtor Affiliates is hereby indemnified for any of their actions or omissions prior to the Petition Date, except to the extent set forth above in this Section 8.01.

     Section 8.02 NO RECOURSE.

     Except as provided in the Plan and this Trust Agreement, no recourse shall ever be had, directly or indirectly, against the Liquidating Trustee or any member of the Liquidating Trust Board personally, or against any agent, attorney, accountant or other professional for the Liquidating Trustee or the Liquidating Trust Board, by legal or equitable proceedings, or by virtue of any statute or otherwise, nor upon any promise, contract, instrument, undertaking, obligation, covenant or agreement whatsoever executed by the Liquidating Trustee under the Plan, this Trust Agreement, or by reason of the creation of any indebtedness by the Liquidating Trustee under the Plan or this Trust Agreement for any purpose authorized by the Plan or this Trust Agreement, it being expressly understood and agreed that all such liabilities, covenants and agreements shall be enforceable only against and be satisfied only out of the Trust Assets or such part thereof as shall under the terms of any such agreement be liable therefor or shall be evidence only of a right of payment out of the Trust Assets.

     Section 8.03 LIMITED LIABILITY.

     The Liquidating Trustee shall not be liable for any act it may do or omit to do as the Liquidating Trustee while acting in good faith and in the exercise of its reasonable judgment, and the fact that such act or omission was advised by an authorized attorney for the Liquidating Trustee, shall be evidence of such good faith and reasonable judgment; nor shall the Liquidating Trustee be liable in any event, except to the extent determined to be the result of its own gross negligence or willful fraud or willful misconduct. The foregoing limitation on liability will apply equally to the agents and/or employees of the Liquidating Trustee acting on behalf of the Liquidating Trustee in the fulfillment of the Liquidating Trustee's duties under the Plan and this Trust Agreement. Neither the Liquidating Trustee nor any of the Beneficiaries shall be personally liable with respect to any liabilities or obligations of the Trust or any liabilities or obligations relating to the Trust Assets, including, without limitation, those arising under this Trust Agreement or with respect to the Trust or the Trust Assets, and all persons dealing with the Trust must look solely to the Trust Assets for the enforcement of any claims against the Trust or the Trust Assets.

     Section 8.04 NO LIABILITY FOR ACTS OF PREDECESSOR.

     No successor Liquidating Trustee shall be in any way responsible or liable for the acts or omissions of any predecessor Liquidating Trustee in office prior to the date on which such Person becomes the Liquidating Trustee, nor shall such successor Liquidating Trustee be obligated to inquire into the validity or propriety of any such act or omission unless such successor Liquidating Trustee expressly assumes such responsibility. Any successor Liquidating Trustee shall be entitled to accept as conclusive any final accounting and statement of Trust Assets furnished to such successor Liquidating Trustee by the predecessor Liquidating Trustee and shall further be responsible only for those Trust Assets included in such statement.

     Section 8.05 LIMITATION ON LIABILITY OF LIQUIDATING TRUST BOARD.

     Subject to any applicable law, a member of the Liquidating Trust Board will not be liable for any act he or she may do or omit to do as a member of the Liquidating Trust Board hereunder while acting in good faith and in the exercise of his or her reasonable judgment; nor will any member of the Liquidating Trust Board be liable in any event except for his or her own gross negligence, willful fraud or willful misconduct. The foregoing limitation on liability will apply equally to the agents, professionals, and/or employees of a member of the Liquidating Trust Board acting on behalf of the member of the Liquidating Trust Board in the fulfillment of the member's duties hereunder.

     Section 8.06 EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS.

     As far as practicable, the Liquidating Trustee shall cause any written instrument creating an obligation of the Trust to include a reference to this Trust Agreement and to provide that none of the members of the Liquidating Trust Board, the Beneficiaries or the Liquidating Trustee shall be liable thereunder and that the other parties to such instrument shall look solely to the Assets for the payment of any claim thereunder or the performance thereof; PROVIDED, HOWEVER, that the omission of such provision from any such instrument shall not render any member of the Liquidating Trust Board, any Beneficiary or the Liquidating Trustee liable nor shall the Liquidating Trustee be liable to anyone for such omission.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

     Section 9.01 NOTICES.

     All notices, requests or other communications to the parties hereto shall be in writing and shall be sufficiently given only if (i) delivered in person;
(ii) sent by electronic facsimile communication, as evidenced by a confirmed fax transmission report; (iii) sent by registered or certified mail, return receipt requested; or (iv) sent by commercial delivery service or courier. Until a change of address is communicated, as provided below, all notices, requests and other communications shall be sent to the parties at the following addresses or facsimile numbers:

     If to the Liquidating Trustee, to:

          Clifton R. Jessup, Jr.
          c/o Patton Boggs LLP
          2001 Ross Avenue, Suite 3000
          Dallas, Texas 75201
          Tel: 214-758-1500
          Fax: 214-758-1550
          E-mail: cjessup@pattonboggs.com

     If to the Liquidating Trust Board, to:

          BFA Liquidation Trust Liquidating Trust Board
          1313 East Osborn Road, Suite 250
          Phoenix, Arizona 85014
          Tel: 602-279-3587
          Fax: 602-222-3770

All notices shall be effective and shall be deemed delivered (i) if by personal delivery, delivery service or courier, on the date of delivery; (ii) if by electronic facsimile communication, on the date of transmission of the communication; and (iii) if by mail, on the date of receipt. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

     Section 9.02 EFFECTIVENESS.

     This Trust Agreement shall become effective upon the Effective Date of the Plan.

     Section 9.03 COUNTERPARTS.

     This Trust Agreement may be executed in one or more counterparts, all of which shall be taken together to constitute one and the same instrument.

     Section 9.04 GOVERNING LAW.

     Except to the extent the Bankruptcy Code or the Bankruptcy Rules are applicable, this Trust Agreement shall be governed by, construed under and interpreted in accordance with, the laws of the State of Arizona.

     Section 9.05 SEVERABILITY OF PROVISIONS.

     Any provision of this Trust Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Trust Agreement or affecting the validity or enforceability of any of the terms or provisions of this Trust Agreement in any other jurisdiction.

     Section 9.06 ENTIRE AGREEMENT.

     This Trust Agreement (including the Recitals), the Plan, and the Confirmation Order constitute the entire agreement by and among the parties and there are no representations, warranties, covenants or obligations except as set forth herein or therein. This Trust Agreement, the Plan and the Confirmation Order supersede all prior and contemporaneous agreements, understandings, negotiations, discussions, written or oral, of the parties hereto, relating to any transaction contemplated hereunder. Except as otherwise specifically provided herein, in the Plan or in the Confirmation Order, nothing in this Trust Agreement is intended or shall be construed to confer upon or to give any person other than the parties thereto and their respective heirs, administrators, executors, successors, or assigns any right to remedies under or by reason of this Trust Agreement.

     Section 9.07 EFFECT OF DEATH, INCAPACITY OR BANKRUPTCY OF BENEFICIARY.

     The death, incapacity or bankruptcy of a Beneficiary during the terms of this Trust Agreement shall not operate to terminate the Trust Agreement, nor shall it entitle the representatives or creditors of the deceased Beneficiary to an accounting, or to take any action in the courts or elsewhere for the distribution of the Trust Assets or for a partition thereof, nor shall it otherwise affect the rights and obligations of any Beneficiary.

     Section 9.08 EFFECT OF TRUST ON THIRD PARTIES.

     There is no obligation on the part of any purchaser or purchasers from the Liquidating Trustee or any agent of the Liquidating Trustee, or on the part of any other persons dealing with the Liquidating Trustee or any agent of the Liquidating Trustee, to see the application of the purchase money or other consideration passing to the Liquidating Trustee or any agent of the Liquidating Trustee, or to inquire into the validity, expediency or propriety of any such transaction by the Liquidating Trustee or any agent of the Liquidating Trustee.

     Section 9.09 WAIVER.

     No failure or delay of any party to exercise any right or remedy pursuant to this Trust Agreement shall affect such right or remedy or constitute a waiver by such party of any right or remedy pursuant thereto. Resort to one form of remedy shall not constitute a waiver of alternative remedies.

     Section 9.10 RELATIONSHIP CREATED.

     The only relationship created by this Trust Agreement is the relationship between the Liquidating Trustee, the Liquidating Trust Board and the Beneficiaries. No other relationship or liability is created. Nothing contained in this Trust Agreement shall be construed so as to construe the Beneficiaries or their successors-in-interest as creating an association, partnership, or joint venture of any kind.

     Section 9.11 TAX IDENTIFICATION NUMBERS.

     The  Liquidating  Trustee  may require  any  Beneficiary  to furnish to the
Liquidating Trustee, (i) its employer or taxpayer identification number as assigned by the Internal Revenue Service, and (ii) such other records or documents necessary to satisfy the Liquidating Trustee's tax reporting obligations (including, but not limited to, certificates of non-foreign status). The Liquidating Trustee may condition the payment of any distribution to any Beneficiary upon receipt of such identification number and requested documents.

     Section 9.12 AMENDMENT OF TRUST AGREEMENT.

     This Trust Agreement may be amended from time to time, without modifying the Plan, with the approval of the Liquidating Trustee and the Liquidating Trust Board, except that the this Trust Agreement shall not be amended to materially alter the priority of Claims or distribution scheme under the Plan. In addition, any amendment of the provisions of this Trust Agreement relating to the governance of the Trust or any other material amendment of this Trust Agreement shall only be effective upon the approval of the Liquidating Trustee, the Liquidating Trust Board and the Bankruptcy Court.

     IN WITNESS WHEREOF, the parties hereto have executed this Trust Agreement or caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first written above.


                                    /s/ Clifton R. Jessup, Jr.
                                    --------------------------------------------
                                    Clifton R. Jessup, Jr.

                                                           "LIQUIDATING TRUSTEE"


                                    /s/ Paul D. Carlson
                                    --------------------------------------------
                                    Paul D. Carlson


                                    /s/ Stephen L. Culp
                                    --------------------------------------------
                                    Stephen L. Culp


                                    /s/ John V. Prince
                                    --------------------------------------------
                                    John V. Prince


                                    /s/ Shirley C. Weast
                                    --------------------------------------------
                                    Shirley C. Weast


                                    /s/ Mark E. Winkleman
                                    --------------------------------------------
                                    Mark E. Winkleman

                                                       "LIQUIDATING TRUST BOARD"

                          BAPTIST FOUNDATION OF ARIZONA


                                    BAPTIST FOUNDATION OF ARIZONA, an Arizona nonprofit corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Baptist Foundation of Arizona

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    FOUNDATION ASSET MANAGEMENT, INC.,  an
                                    Arizona nonprofit corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Foundation Asset Management, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    THE FOUNDATION COMPANIES, INC., an
                                    Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        The Foundation Companies, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    FOUNDATION ADMINISTRATIVE SERVICES, INC., an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Foundation Administrative Services, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee

                                    FOUNDATION MORTGAGE CORPORATION,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Foundation Mortgage Corporation

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    BAPTIST FOUNDATION CREDIT CORPORATION,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Baptist Foundation Credit Corporation

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    FOUNDATION INVESTMENT ADVISORS, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Foundation Investment Advisors, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    SUMMIT ASSET MANAGEMENT CORPORATION,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Summit Asset Management Corporation

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee

                                    FOUNDATION CONSULTING, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Foundation Consulting, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    THE PARK AT JUNIPER RIDGE, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        the Park at Juniper Ridge, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    FOUNDATION INVESTMENTS, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Foundation  Investments, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    MINISTRY RESOURCE CORPORATION,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Ministry Resource Corporation, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee

                                    BFCC I, Inc., an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        BFCC I, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    FOUNDATION SOUTHWINDS, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Foundation Southwinds, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    THE INN AT TONOPAH, INC.,
                                    a Texas corporation


                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        The Inn at Tonopah, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    FOUNDATION SURPRISE CENTER, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Foundation Surprise Center, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee

                                    FOUNDATION MARINA ENTERPRISES, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Foundation Marina Enterprises, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    FOUNDATION PROPERTY INVESTORS, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Foundation Property Investors, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    FOUNDATION INSURANCE CO., LTD. (CAYMAN), a Cayman Islands corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Foundation Insurance Co., Ltd. (Cayman)

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    FOUNDATION LEASING CORPORATION,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Foundation Leasing Corporation

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee

                                    FOUNDATION COBBLESTONE CORPORATION,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Foundation Cobblestone Corporation

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    FOUNDATION SOUTHWEST LAND EXCHANGE, INC., an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Foundation Southwest Land Exchange, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    FOUNDATION PONDEROSA TRAILS CORPORATION, an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Foundation Ponderosa Trails Corporation

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    FOUNDATION HIDDEN SPRINGS, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Foundation Hidden Springs, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee

                                    FOUNDATION KING ISLAND, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Foundation King Island, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    FOUNDATION DEVELOPMENT ALABAMA, INC.,
                                    an Alabama corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Foundation Development Alabama, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    FOUNDATION ALABAMA INVESTORS, INC.,
                                    an Alabama corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Foundation Alabama Investors, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    SOUTHWINDS MARINA, LLC,
                                    a Delaware limited liability company

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Southwinds Marina, LLC

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee

                                    GUAM HOLDING CORPORATION,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Guam Holding Corporation

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    FOUNDATION HAULOVER, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Foundation Haulover, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


               ARIZONA SOUTHERN BAPTIST NEW CHURCH VENTURES, INC.


                                    ARIZONA SOUTHERN BAPTIST NEW CHURCH
                                    VENTURES, INC., an Arizona nonprofit
                                    corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Arizona Southern Baptist New Church
                                        Ventures, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    CFP PROPERTIES, INC., an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        CFP Properties, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee

                                    CHRISTIAN FINANCIAL PARTNERS, INC.,
                                    an Arizona nonprofit corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Christian Financial Partners, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee

                                    CHRISTIAN ASSET MANAGEMENT, INC,
                                    an Arizona nonprofit corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Christian Asset Management, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    VALLEY ASSET MANAGEMENT, INC.,
                                    an Arizona nonprofit corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Valley Asset Management, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    NEW CHURCH VENTURES PROPERTIES, INC.,
                                    an Arizona  nonprofit corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        New Church Ventures Properties, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee

                                    NEW CHURCH VENTURES CREDIT CORPORATION,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        New Church Venture Credit Corporation

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    VENTURE MEDIA SERVICES, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Venture Media Services, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    MCF CORPORATION, an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        MCF Corporation

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    MCF HOUSING DEVELOPMENT, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        MCF Housing Development, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee

                                    ASC SAN ANTONIO VENTURES, I,
                                    a Texas general partnership

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        ASC San Antonio Ventures, I

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                 E.V.I.G., INC.

                                    E.V.I.G., INC., an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        E.V.I.G., Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    H & S CAPITAL INVESTMENT, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        H & S Capital Investment, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    MICRONESIAN LEASEHOLD CORPORATION,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Micronesian Leasehold Corporation

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee

                                    SANTA FE TRAIL RANCH II, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Santa Fe Trail Ranch II, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                  A.L.O., INC.

                                    A.L.O., INC., an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        A.L.O., Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    S.C.S.C., INC., an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        S.C.S.C., Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    ARIZONA RETAIL SHOPPING CENTERS, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Arizona Retail Shopping Centers, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee

                                    FIRST MORTGAGE ACCEPTANCE CORPORATION, INC., an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        First Mortgage Acceptance Corporation,
                                        Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    ALBUQUERQUE GARAGE, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Albuquerque Garage, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    ALBUQUERQUE TOWER, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Albuquerque Tower, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    SELECT TRADING GROUP, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Select Trading Group, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee

                                    NORTHWOOD PARK ALABAMA, INC.,
                                    an Alabama corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Northwood Park Alabama, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    FIRST ACCEPTANCE CORPORATION, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        First Acceptance Corporation, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    HFD, INC., an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        HFD, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    ALO PLEASANT POINT, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        ALO Pleasant Point, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee

                                    LEEWARD HOLDINGS, INC., a Hawaii corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Leeward Holdings, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    VALLEY REAL ESTATE OPPORTUNITIES, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Valley Real Estate Opportunities, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    FMC HOLDING CORP., an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        FMC Holding Corp.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    STILL WATERS LAND COMPANY, INC.,
                                    an Alabama corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Still Waters Land Company, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee

                                    IRONWOOD APARTMENTS, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Ironwood Apartments, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    MARINE DRIVE CAPITAL INVESTMENT, INC.,
                                    a Guam corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Marine Drive Capital Investment, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    SUN BAR HEADQUARTERS RANCH, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Sun Bar Headquarters Ranch, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    AMERICAN HOMEBUYERS, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        American Homebuyers, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee

                                    DESERT HOLDINGS, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Desert Holdings, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    WESCO REALTY CORPORATION,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Wesco Realty Corporation

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    WEST PHOENIX ESTATES, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        West Phoenix Estates, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    RELIABLE INVESTMENTS, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Reliable Investments, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee

                                    SADDLE MOUNTAIN RV PARK, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Saddle Mountain RV Park, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    EQUITY CAPITAL INVESTORS, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Equity Capital Investors, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    DESERT SKY RANCHES, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Desert Sky Ranches, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    POLYPROPERTIES, INC., an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Polyproperties, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee

                                    WEST VALLEY RANCHES, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        West Valley Ranches, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    LA PAZ CAPITAL INVESTMENT, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        La Paz Capital Investment, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    PORT PERRY MARKETING CORP.,
                                    a Missouri corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Port Perry Marketing Corp.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    THEATRE LEASING, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Theatre Leasing, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee

                                    NEW MEXICO PARKING CORP.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        New Mexico Parking Corp.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    POLYPROPERTIES (GUAM), INC.,
                                    a Guam corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Polyproperties (Guam), Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    BARRIGADA EQUITIES, INC., a Guam corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Barrigada Equities, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    TAMUNING CAPITAL INVESTMENT, INC.,
                                    a Guam corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Tamuning Capital Investment, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee

                                    NORTHWOOD PARK, INC., an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Northwood Park, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


NON-DEBTOR AFFILIATES

                          BAPTIST FOUNDATION OF ARIZONA
                              NON-DEBTOR AFFILIATES


                                    TFCI CHAPARRAL PINES, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        TFCI Chaparral Pines, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    MULTI-FAMILY USA HOLDING,  LLC,
                                    a Delaware limited liability company

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Multi-Family USA Holding, LLC

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    SOVEREIGN PROPERTY GROUP, LLC,
                                    a Delaware limited liability company

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Sovereign Property Group, LLC

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee

                                    WHITEHALL, LLC,
                                    an Indiana limited liability company

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Whitehall, LLC

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    OPCOM, INC., an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        OpCom, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    FOUNDATION AIRFIELD, LLC,
                                    an Arizona limited liability company

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Foundation Airfield, LLC

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                    FOUNDATION NEWCAL, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Foundation Newcal, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee

                  ARIZONA SOUTHERN BAPTIST NEW CHURCH VENTURES
                              NON-DEBTOR AFFILIATES


                                    JUNIPER RIDGE MARKETING, INC.,
                                    an Arizona corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Juniper Ridge Marketing, Inc.

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee



                                    MICRONESIAN LEASEHOLD CORPORATION (GUAM), a Guam corporation

                                    By: The Restructuring Committee of Baptist
                                        Foundation of Arizona, on behalf of
                                        Micronesian Leasehold Corporation (Guam)

                                        By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Mark A. Roberts
                                            Member of Committee


                                                                   "TRANSFERORS"

                                    EXHIBIT A

                                      PLAN

                    [SEE EXHIBIT A TO THE CONFIRMATION ORDER]

                                    EXHIBIT B

                               CONFIRMATION ORDER

                                   SCHEDULE 1

                          LIST OF CHAPTER 11 AFFILIATES

                           [SEE EXHIBIT 1 TO THE PLAN]